UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: April 30, 2021

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Westwood Quality Value Westwood Total Return Westwood Quality SMidCap Westwood Quality SmallCap Westwood Income Opportunity Westwood High Income Westwood Alternative Income

Semi-Annual Report	April 30, 2021

Investment Adviser: Westwood Management Corp.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

April 30, 2021

Dear Shareholders,

What a difference six months make! After a host of unprecedented events, add one more to the list. Hopes that we could find a vaccine turned into confidence that vaccines would restore the world to normal. Overcoming distribution challenges, vaccines have proven highly effective in controlling the spread and severity of COVID-19. Cases are down dramatically in the U.S. with an even larger decline in hospitalizations and deaths from the virus. Vaccinations have plateaued as nearly two-thirds of the adult population has now been vaccinated in the U.S., and the process to spread additional doses around the world is already underway. As other countries catch up, the world could witness a rolling boost as populations are freed to resume their lives. The risk remains that variants arise which are resistant to vaccines, however, optimism remains high that any such occurrences could be addressed quickly.

This tailwind lifted markets significantly as 2021 began, with equity markets reaching new heights and interest rates rebounding from depressed levels. The yield on the 10-year Treasury bond nearly doubled, from 0.84% to 1.65% (November 30, 2020 to April 30, 2021). With stronger economic data coming in, forecasted GDP growth has also moved higher and is now expected to exceed 6.5% which would be the highest level in over 30 years. Businesses are reopening and outlooks continue to be for strong growth ahead. The sharp increase in demand for consumer goods has seen shortages arise for components, like semiconductors, that have led to shortages and empty shelves. Automobiles have been impacted, for example, and recent demand for used vehicles has seen prices move higher in excess of 10% in April 2021 (according to AP News)1. Current belief is this inflation will be transitory, but time will tell as the world adapts to a post-vaccine world.

Another area that has changed from the pandemic is the rise of retail trading as participation and interest has risen dramatically over the last year. The emergence of Robinhood and the push to reduce the cost to trade has engaged a younger generation, many of who were first-time investors. Their engagement has been meaningful and noteworthy, perhaps most of all in “meme” stocks which first burst on to the scene in January with GameStop and more recently, AMC Entertainment. The resulting moves in those shares were staggering, taking many institutional investors by surprise, as they and the rest of the populace learned about Reddit, WallStreetBets and “Roaring Kitty.” While this recent bout of exuberance has been stunning, the longer-term impact of a more engaged retail trader could be meaningful given their crowd-sourced approach to due diligence on potential investments.

Markets remain well-supported from the continued fiscal and monetary stimulus. As the world heals, the potential for central banks like the Federal Reserve to begin to taper their efforts could see a rise in volatility in both equities and fixed income. Equities appear well-positioned for continued improvements in earnings estimates while valuation multiples are supported by the current low-rate environment. Fixed Income may be a more challenging place, given the potential for higher interest rates as a headwind while credit spreads have tightened significantly, providing little potential offset. As always, there will be selective opportunities across asset classes for active managers to capture these mispriced securities.

The Way Forward

Markets will continue to wrestle with elevated volatility and uncertainty for some time into the future as the reality of a post-pandemic world may take time to settle. Companies and consumers alike will have to adjust, and the shifts that occurred in the investing landscape could linger for quite some time. “Winners” and “losers” within industries and sectors should provide long-term opportunities for active managers. The road to normal may be a long and winding journey for some companies while others find themselves emerging even better positioned than before the pandemic. We believe our approach of constructing high-conviction, bottom-up portfolios with strong risk management is well-suited to identify and capture these types of opportunities as the world recovers in the coming years.

Thank you for your trust.

Sincerely,

The Investment Team

The Westwood Funds

1. AP News, “Some used vehicles now cost more than original sticker price”, June 22, 2021.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/ countries that may be mentioned. Investing involves risk including possible loss of principal.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives.

A discussion of each fund’s performance during the semiannual period ended April 30, 2021, is presented below.

Westwood Quality Value Fund

The performance of the Westwood Quality Value Fund for the period ending April 30, 2021, was as follows:

	6 Months	2021 Year to Date
Westwood Quality Value Fund – Institutional Shares (WHGLX)	28.65%	11.78%
Westwood Quality Value Fund – A Class Shares (WWLAX)*	28.47%	11.71%
Westwood Quality Value Fund – C Class Shares (WWLCX)	28.38%	11.46%
Russell 1000 Value Index	36.30%	15.70%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive certain fees and reimburse expenses until Feb. 28, 2022. In the absence of current fee waivers, total return and yield would have been reduced.

The Westwood Quality Value Fund was formerly known as Westwood LargeCap Value Fund.

Relative performance was aided by positive stock selection within Health Care and Materials. Top individual contributors included JPMorgan Chase, which saw shares move higher with the rise in rates and solid revenue growth in trading and fee-related income. Charles Schwab gained as increased retail trading and engagement with markets produced strong fundamental results alongside synergy tailwinds from their recent acquisition. EOG Resources benefited on solid execution and sharply higher crude oil prices as global producers remained disciplined in their plans to add incremental barrels of supply back to the market. Bank of America moved higher as the shift in the yield curve improved their profit outlook while credit costs remained low. ConocoPhillips also rallied in tandem with strong oil prices and management’s continued plan to return capital to shareholders.

Unfavorable selection in Consumer Discretionary and Consumer Staples detracted from relative performance. Top individual detractors included WEC Energy, where investors rotated away from more defensive businesses like regulated utilities in favor of more economically-sensitive firms. NIKE saw shares moved lower on rising tensions and questions over sourcing methods for cotton from China. Dollar General faced headwinds as rising wage inflation fears pushed shares lower along with the potential for more challenging comparisons to last year’s sales. Intercontinental Exchange reported solid results, but their recent acquisition into the mortgage market raised questions over the sustainability of those sales as interest rates have risen. Church & Dwight, similar to WEC Energy, continued to post strong results, but investor rotation into more cyclical areas pushed shares lower for the period.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Westwood Total Return Fund

The performance of the Westwood Total Return Fund for the period ending April 30, 2021, was as follows:

	6 Months	2021 Year to Date
Westwood Total Return Fund – Institutional Shares (WLVIX)	18.73%	7.03%
Westwood Total Return Fund – A Class Shares (WWTAX)*	18.49%	6.81%
Westwood Total Return Fund – C Class Shares (WTOCX)	17.99%	6.52%
S&P 500 Index	28.85%	11.84%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.52%	-2.61%
Blended Benchmark**	15.95%	5.91%

*	Without sales charge
**	60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive certain fees and reimburse expenses until Feb. 28, 2022. In the absence of current fee waivers, total return and yield would have been reduced.

Given strength in the equity markets, the strongest contributors to returns were common stocks and convertible bonds. Bank of America moved higher as the shift in the yield curve improved their profit outlook while credit costs remained low. Disney posted improving results as vaccine deployment raised optimism for reopening of their theme parks while their Disney+ subscribers continued to grow. PayPal gained as sales growth remained impressive amid the shift toward online payments with consumer spending increasing. Apple rallied as consumers increased their spending within their ecosystem as well as on new devices like the iPhone and AirPods. Livent convertible bonds posted strong returns as their lithium products enable batteries for electric vehicles, which are gaining in potential adoption across a number of manufacturers.

The move higher in interest rates pressured a number of fixed income securities, particularly U.S. Treasuries. As optimism increased, typical “safe-havens” like gold were pressured in addition to a rotation into other potential stores of value such as bitcoin. This impacted two holdings in a meaningful way — Newmont Mining and SSR Mining convertible bonds. The rise in interest rates also weighed on 30-year U.S. Treasury holdings during the period. First Solar felt pressure from rising commodity prices that may delay utility-scale projects even as trends look favorable for their products in the future. Herbalife remained a strong generator for free cash flow, but a transition in their distribution structure in China concerned investors in the near term and pushed shares modestly lower.

Westwood SMidCap Fund

The performance of the Westwood Quality SMidCap Fund for the period ending April 30, 2021, was as follows:

	6 Months	2021 Year to Date
Westwood Quality SMidCap Fund – Institutional Shares (WHGMX)	36.75%	15.21%
Westwood Quality SMidCap Fund – Ultra Shares (WWSMX)	36.90%	15.23%
Russell 2500 Value Index	53.12%	21.84%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive certain fees and reimburse expenses until Feb. 28, 2022. In the absence of current fee waivers, total return and yield would have been reduced.

The Westwood Quality SMidCap Fund was formerly known as Westwood SMidCap Fund.

Relative performance was aided by strong allocation tailwinds from being underweight in Health Care and positive security selection, along with an underweight, in Information Technology. First Hawaiian moved higher on a recovery in tourism bolstering their borrowers on the island along with the improving backdrop from the rise in interest rates. Sabre gained on similar expectations for improved bookings for leisure and travel across their platform as people return to visiting others for work and pleasure. Bloomin’ Brands rose on continued recovery in their comparisons as restaurants resume in-person dining across the

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

country. Albemarle rallied on rising optimism concerning a key end market, electric vehicles, where their high-grade lithium serves as the foundation for batteries to power those cars. BOK Financial moved up on similar improvement in the backdrop given the rise in rates for their net interest margin, potential higher demand for loans and continued low credit costs.

Real Estate and Industrials weighed on relative performance due to stock selection. WW International Inc. (Weight Watchers) shares faced pressure as in-person weight loss meetings remained significantly below pre-pandemic levels but were offset by sharp gains in digital-only subscriptions. Pioneer Natural Resources saw concerns over the durability of higher commodity prices amid the potential for increased supply, pushing shares lower during the period. Cabot Oil & Gas detracted from performance as it saw more mixed price trends in natural gas impact shares along with their recent proposed acquisition to add meaningful exposure to the Permian Basin into their acreage portfolio. Simmons First National, a purchase late in the period, declined modestly with the market even as their results and outlook remained positive. Alliant Energy fell as investors rotated away from more defensive businesses like regulated utilities in favor of more economically-sensitive firms.

Westwood Quality SmallCap Fund

The performance of the Westwood Quality SmallCap Fund for the period ending April 30, 2021, was as follows:

	6 Months	2021 Year to Date
Westwood Quality SmallCap Fund – Institutional Shares (WHGSX)	50.56%	22.48%
Westwood Quality SmallCap Fund – A Class Shares (WHGAX)*	50.53%	22.45%
Westwood Quality SmallCap Fund – C Class Shares (WHGCX)	49.99%	22.10%
Westwood Quality SmallCap Fund – Ultra Shares (WWSYX)**	50.72%	22.54%
Russell 2000 Value Index	59.17%	23.62%

*Without Sales Charge

**	On Nov. 2, 2020, WWSYX converted from a Y share class to an Ultra share class.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive certain fees and reimburse expenses until Feb. 28, 2022. In the absence of current fee waivers, total return and yield would have been reduced.

The Westwood Quality SmallCap Fund was formerly known as Westwood SmallCap Fund.

Financials and Health Care added to relative performance on strong security selection. Great Western Bancorp gained on improved outlook for the agricultural industry, a key exposure for the bank, along with the improved outlook for rates and loan demand as the economy recovers. PDC Energy moved higher on rising crude oil prices and continued focus on returning incremental cash generated to shareholders. Oxford Industries gained on continued strength in consumer spending for their clothing brands ahead of vacations and other travels. Bloomin’ Brands rose on continued recovery in their comparisons as restaurants resume in-person dining across the country. Amkor rose as the shortage of semiconductor chips to supply various end markets helped drive higher gross margins than expected for their products.

Consumer Staples and Information Technology weighed on relative performance due to less favorable selections. Weight Watchers shares faced pressure as in-person weight loss meetings remained significantly below pre-pandemic levels but were offset by sharp gains in digital-only subscriptions. PNM Resources, which agreed to be acquired at a premium, declined modestly from those levels as the deal proceeded toward closing. Academy Sports and Outdoors, a recent purchase, fell modestly from the initial purchase even as fundamentals remained strong. PQG, a similar purchase near the end of the period, detracted modestly as the company closed a secondary offering of their shares.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund for the period ending April 30, 2021, was as follows:

	6 Months	2021 Year to Date
Westwood Income Opportunity Fund – Institutional Shares (WHGIX)	15.73%	6.50%
Westwood Income Opportunity Fund – A Class Shares (WWIAX)*	15.53%	6.36%
Westwood Income Opportunity Fund – C Class Shares (WWICX)	15.16%	6.15%
Bloomberg Barclays US Aggregate Bond Index	-1.52%	-2.61%
S&P 500 Index	28.85%	11.84%
Blended Benchmark**	9.89%	3.02%
*	Without Sales Charge
**	60% Bloomberg Barclays U.S. Aggregate Bond Index /40% S&P 500 Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive certain fees and reimburse expenses until Apr. 30, 2022. In the absence of current fee waivers, total return and yield would have been reduced.

Given strength in the equity markets, the strongest contributors to returns were common stocks and convertible bonds. Freeport-McMoRan rose along with higher commodity prices, particularly copper prices, on tight supply and demand conditions that may persist for the intermediate-term given the economic recovery underway. Bank of America moved higher as the shift in the yield curve improved their profit outlook while credit costs remained low. Charles Schwab gained as increased retail trading and engagement with markets produced strong fundamental results alongside synergy tailwinds from their recent acquisition. Toll Brothers and Lennar benefited as strength in the consumer translated into increased demand for new homes. With limited inventory and upward pressure on input costs, both saw strong orders and pricing drive better than expected results with solid cash generation.

The move higher in interest rates pressured several fixed income securities, particularly U.S. Treasuries. As optimism increased, typical “safe-havens” like gold were pressured in addition to a rotation into other potential stores of value such as bitcoin. This impacted two holdings in a meaningful way — Barrick Gold and Newmont Mining. Alibaba has faced some pressures as uncertainty over Chinese regulatory issues and some necessary investment spending may crimp near-term profitability. The rise in interest rates also weighed on 30-year U.S. Treasury holdings during the period as well as a Waste Management bond due 2049. Investor preferences for more cyclical business has pressured more stable industries like waste management.

Westwood High Income Fund

The performance of the Westwood High Income Fund for the period ending April 30, 2021, was as follows:

	6 Months	2021 Year to Date
Westwood High Income Fund – Institutional Shares (WHGHX)	13.16%	4.03%
Westwood High Income Fund – A Class Shares (WSDAX)*	13.07%	4.03%
Westwood High Income Fund – C Class Shares (WWHCX)	13.76%	4.38%
S&P 500 Index	28.85%	11.84%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.52%	-2.61%
Blended Benchmark**	4.06%	0.18%

*	Without sales charge
**	80% Bloomberg Barclays U.S. Aggregate Bond Index/20% S&P 500 Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive certain fees and reimburse expenses until Feb. 28, 2022. In the absence of current fee waivers, total return and yield would have been reduced.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Strong returns were seen across risk assets as FDA approval of COVID-19 vaccines lifted investor sentiment and initiated a “growth-to-value” rotation. Small-cap and cyclical equities outperformed and fixed income investments were buoyed by continued spread compression of both high yield and investment grade debt. Amkor Technology benefited from increased customer demand for semiconductors and a favorable pricing environment. Truist Financial rallied on the back of an expected increase in long-term interest rates and loan demand, which, in conjunction with continued Merger & Acquisition (M&A) integration and cost benefits, should further accelerate earnings growth in the near term. Cinemark Holdings moved higher as the theater industry is expected to welcome back consumers en masse in mid-2021, following the massive U.S. vaccination effort and mixed performance of direct-to-consumer releases during the pandemic. Moelis continues to reap the benefits of a very favorable IPO and M&A market, with the special purpose acquisition companies (SPAC) boom in early ’21 supplementing an already robust corporate action pipeline. NGL Energy took advantage of healthy oil prices and wide-open capital markets to refinance upcoming debt maturities, removing a large overhang and allowing management to return focus to operations.

The rise in interest rates negatively impacted long-term bonds, growth equity and gold (among others). Barrick Gold declined as rising interest rates tempered inflation and U.S. Dollar fears, ultimately reducing gold’s luster. Concerns around subscriber trends and renewal rates led to a decline in WW International Inc. (Weight Watchers) equity; however, many of these fears were overblown as the company continues to make progress on its “digital-first” strategy and posted a healthy quarter. Despite spreads compressing to near all-time lows, longer-dated investment grade bonds underperformed as rising interest rates more than offset the narrowing of spreads. For fixed income investors, the Fed continues to be top-of-mind, with any reduction in the remarkable support provided potentially causing a “taper tantrum.”

Westwood Alternative Income Fund

The performance of the Westwood Alternative Income Fund for the period ending April 30, 2021, was as follows:

	6 Months	2021 Year to Date
Westwood Alternative Income Fund – Institutional Shares (WMNIX)	4.67%	1.76%
Westwood Alternative Income Fund – Ultra Shares (WMNUX)	4.69%	1.68%
Westwood Alternative Income Fund – A Class Shares (WMNAX)*	4.54%	1.63%
Westwood Alternative Income Fund – C Class Shares (WWACX)	4.15%	1.34%
FTSE 1-Month Treasury Bill	0.03%	0.01%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive certain fees and reimburse expenses until Feb. 28, 2022. In the absence of current fee waivers, total return and yield would have been reduced.

The Westwood Alternative Income Fund gained 4.67% in the six months ending April 30, 2021, strong performance in both absolute terms and relative to similar Morningstar market neutral peers.

While volatility has declined from the unprecedented levels, it remains higher than it was pre-pandemic. Global capital markets have largely recovered, outpacing the gains in the broader economy. With valuations elevated, future returns may be more modest than witnessed most recently. As well, should the recovery efforts fall short of expectations, volatility may again rise as investors continue to try and calibrate their estimates for the future in a post-pandemic world.

Short-duration convertibles provided steady returns during the six month period with broad performance seen across the securities. Credit spreads continued to grind tighter, as they have for some time, though further tightening may be more challenging given low absolute spread levels. The rally in the equity markets boosted performance as rising share prices moved the embedded option values higher for several positions, transitioning some of these positions from the yield bucket to the arbitrage bucket. Credits held by the Fund remain high quality and should continue to provide a stable base on which positive returns can be achieved, with potential upside optionality if the equity rally persists in the coming year.

The convertible arbitrage strategy enjoyed broadly strong performance across our holdings despite facing numerous headwinds from rising rates, decreased volatility and record-setting primary issuance. Convertible valuation improved, gamma trading opportunities persisted and credit spreads ground a bit tighter. The continued activity in the primary market led to ample opportunities, allowing us to source cheap, attractive paper. With primary supply remaining robust, we continue to see some

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

pressure on secondary markets which should prove opportunistic should the need for new capital slow as the economy reopens. This translates into confidence the arbitrage opportunity remains well positioned. The backdrop of continued elevated equity market volatility provides both substantial gamma trading opportunities as well as a potential revaluation higher of the embedded equity option within the convertible structure.

Macro tail hedges were a headwind on performance, as markets remained risk-on. The slight drag of these positions is the cost of the potential downside protection that these positions offer, as evidenced by the first quarter of 2020 and other periods of market tumult. We continue to monitor and systematically adjust these positions for maximum Fund flexibility, and as a means of capital preservation during periods of market volatility.

Overall, we believe the convertible landscape is one of the best in the recent decade and remains ripe with potential quality income and arbitrage opportunities. The strategy remains well positioned across both the yield portion of the portfolio of short duration, high credit conviction securities as well as those within the arbitrage portion of the portfolio. Given the rising equity markets, several positions originally falling within the yield portion have transitioned to arbitrage positions. While this shift was positive to overall returns, we continue to look for additional high credit conviction opportunities in shorter-duration convertibles with attractive yield. Rising interest rates have been offset so far by tightening credit spreads; this is true in convertibles as it is in other areas of fixed income including investment-grade. However, current spread levels are increasingly challenged to tighten further given the starting point and further rises in rates may be a greater headwind. Volatility remains a key attribute, allowing for value creation in two distinct ways: profitable gamma trading return premia and a natural increase or revaluation of the embedded option of a convertible security. The dynamics of our blend of yield-focused investments and convertible arbitrage allows for capturing enhanced profitability from volatility while being selective to seek to avoid the credit risk that remains in the markets despite the overall improvements.

In closing, we believe the potential benefits of adding or increasing exposure to alternative investments within the context of a diversified asset allocation strategy are numerous. These alternative investments we believe should provide true, uncorrelated absolute return potential against a variety of market backdrops. The Westwood Alternative Income Fund seeks to continue to provide that opportunity through a disciplined approach toward generating the potential alpha in any environment. In doing so, we believe the Fund offers an integral component of a larger asset allocation strategy targeting strong risk-adjusted returns throughout market cycles.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Definition of the Comparative Indices & Key Terms

Alpha is the measure of risk adjusted performance.

Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.

Delta is the ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

FTSE 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury bills with maturities of one month. The Index reflects no deduction for fees, expenses or taxes.

Gamma is the rate of change for delta with respect to the underlying asset’s price. Gamma is an important measure of the convexity of a derivative’s value, in relation to the underlying assets.

Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates.

Russell 2000 Value Index is a broadly diversified index predominantly made up of value stocks of small U.S. companies.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratio and lower forecasted growth values

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD QUALITY VALUE FUND (FORMERLY, WESTWOOD LARGECAP VALUE FUND) APRIL 30, 2021 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.0%

	Shares	Value

COMMUNICATION SERVICES — 7.8%
Activision Blizzard	35,100	$3,200,769
Alphabet, Cl A *	1,732	4,076,262
T-Mobile US *	25,636	3,387,285
Walt Disney *	18,926	3,520,614

		14,184,930

CONSUMER DISCRETIONARY — 10.5%
Dollar General	15,988	3,433,423
General Motors *	76,946	4,402,850
Home Depot	11,475	3,714,113
Mohawk Industries *	17,632	3,623,376
Ross Stores	28,875	3,780,893

		18,954,655

CONSUMER STAPLES — 5.0%
PepsiCo	25,604	3,691,073
Walmart	38,383	5,370,165

		9,061,238

ENERGY — 6.4%
Chevron	27,573	2,841,949
ConocoPhillips	66,206	3,385,775
EOG Resources	35,304	2,599,787
Valero Energy	36,218	2,678,683

		11,506,194

FINANCIALS — 20.1%
American International Group	71,249	3,452,014
Bank of America	90,981	3,687,460
Berkshire Hathaway, Cl B *	17,039	4,684,873
Capital One Financial	24,890	3,710,601
Charles Schwab	78,223	5,506,899
Goldman Sachs Group	13,552	4,722,195
Intercontinental Exchange	30,168	3,551,075
JPMorgan Chase	24,050	3,699,131
Western Alliance Bancorp	31,917	3,353,519

		36,367,767

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — 14.6%
Abbott Laboratories	29,005	$3,482,921
Becton Dickinson	17,820	4,433,794
CVS Health	71,432	5,457,405
Johnson & Johnson	22,259	3,622,207
Medtronic PLC	37,223	4,873,235
UnitedHealth Group	11,589	4,621,693

		26,491,255

INDUSTRIALS — 11.1%
Eaton PLC	37,703	5,388,890
Honeywell International	16,205	3,614,363
L3Harris Technologies	18,207	3,809,451
Middleby *	20,467	3,711,076
Union Pacific	15,655	3,476,819

		20,000,599

INFORMATION TECHNOLOGY — 13.3%
Cisco Systems	92,765	4,722,666
Fiserv *	28,708	3,448,405
Microchip Technology	27,453	4,125,911
Micron Technology *	50,002	4,303,672
Microsoft	14,818	3,736,803
Visa, Cl A	16,337	3,815,670

		24,153,127

MATERIALS — 2.0%
Freeport-McMoRan	97,615	3,681,062

REAL ESTATE — 4.4%
Prologis ‡	32,871	3,830,458
Public Storage ‡	14,978	4,211,214

		8,041,672

UTILITIES — 3.8%
DTE Energy	27,358	3,830,667
Nextera Energy	39,511	3,062,498

		6,893,165

Total Common Stock

(Cost $121,572,164)		179,335,664

SHORT-TERM INVESTMENT — 1.0%

SEI Daily Income Trust, Government Fund, Cl F, 0.010% (A) (Cost $1,829,226)	1,829,226	1,829,226

Total Investments — 100.0%

(Cost $123,401,390)		$181,164,890

Percentages are based on Net Assets of $181,177,401.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	The rate reported is the 7-day effective yield as of April 30, 2021.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD QUALITY VALUE FUND (FORMERLY, WESTWOOD LARGECAP VALUE FUND) APRIL 30, 2021 (Unaudited)

PLC— Public Limited Company

As of April 30, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN FUND APRIL 30, 2021 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 51.6%

	Shares	Value

COMMUNICATION SERVICES — 3.8%
Alphabet, Cl A *	1,032	$2,428,812
Walt Disney *	14,366	2,672,363

		5,101,175

CONSUMER DISCRETIONARY — 9.3%
Alibaba Group Holding ADR *	5,483	1,266,299
Amazon.com *	775	2,687,251
General Motors *	38,669	2,212,640
Home Depot	3,534	1,143,850
Jack in the Box	11,417	1,377,461
Lennar, Cl A	14,474	1,499,506
McDonald’s	6,448	1,522,244
Tesla *	808	573,228

		12,282,479

CONSUMER STAPLES — 2.2%
Colgate-Palmolive	15,929	1,285,470
Herbalife *	34,948	1,599,570

		2,885,040

ENERGY — 3.4%
Energy Transfer	313,859	2,702,326
Exxon Mobil	17,992	1,029,862
Oasis Petroleum	9,804	760,987

		4,493,175

FINANCIALS — 9.6%
Annaly Capital Management ‡	194,366	1,764,843
Bank of America	144,291	5,848,114
Chubb	5,580	957,472
JPMorgan Chase	11,258	1,731,593
Wells Fargo	23,836	1,073,812
Zions Bancorp	24,627	1,374,187

		12,750,021

HEALTH CARE — 2.9%
Gilead Sciences	29,829	1,893,247
Johnson & Johnson	4,516	734,889

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
Medtronic PLC	9,636	$1,261,545

		3,889,681

INDUSTRIALS — 1.0%
Honeywell International	5,804	1,294,524

INFORMATION TECHNOLOGY — 9.9%
Amphenol, Cl A	13,516	910,168
Apple	34,655	4,555,746
First Solar *	14,584	1,116,113
Micron Technology *	13,054	1,123,558
Microsoft	10,300	2,597,454
MicroStrategy, Cl A *	1,468	964,711
PayPal Holdings *	7,089	1,859,374

		13,127,124

MATERIALS — 3.5%
Cemex ADR *	168,473	1,329,252
Freeport-McMoRan	39,373	1,484,756
Sherwin-Williams	6,745	1,847,253

		4,661,261

REAL ESTATE — 2.6%
Public Storage‡	5,777	1,624,261
Simon Property Group ‡	14,495	1,764,621

		3,388,882

UTILITIES — 3.4%
Atlantica Sustainable Infrastructure PLC	25,054	965,832
CMS Energy	11,644	749,757
NextEra Energy Partners	23,141	1,725,161
WEC Energy Group	10,329	1,003,669

		4,444,419

Total Common Stock

(Cost $53,128,694)		68,317,781

CORPORATE OBLIGATIONS —16.9%

	Face Amount

COMMUNICATION SERVICES — 0.3%

T-Mobile USA
3.375%, 04/15/29	$325,000	330,281

CONSUMER DISCRETIONARY — 2.7%

Darden Restaurants
4.550%, 02/15/48	690,000	752,808

Ford Motor
9.000%, 04/22/25	1,000,000	1,221,410

Ford Motor Credit
4.271%, 01/09/27	485,000	509,304

Marriott International
4.625%, 06/15/30	167,000	187,370

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN FUND APRIL 30, 2021 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued

NCL Finance
6.125%, 03/15/28 (A)	$100,000	$105,332

NMG Holding
7.125%, 04/01/26 (A)	150,000	153,432

Party City Holdings
8.750%, 02/15/26 (A)	625,000	640,581

		3,570,237

CONSUMER STAPLES — 1.0%

Vector Group
5.750%, 02/01/29 (A)	700,000	704,494

Viterra Finance BV
2.000%, 04/21/26 (A)	627,000	623,539

		1,328,033

ENERGY — 1.4%

Diamondback Energy
4.400%, 03/24/51	900,000	947,510

NGL Energy Operating
7.500%, 02/01/26 (A)	825,000	864,187

Range Resources
8.250%, 01/15/29 (A)	50,000	54,239

Targa Resources Partners
4.000%, 01/15/32 (A)	50,000	49,177

		1,915,113

FINANCIALS — 6.7%

Aircastle
5.250%, 08/11/25 (A)	510,000	564,796
2.850%, 01/26/28 (A)	1,500,000	1,471,809

Apollo Management Holdings
2.650%, 06/05/30 (A)	446,000	444,646

Ares Capital
3.875%, 01/15/26	1,625,000	1,733,444

Bank of America MTN
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/29	470,000	533,526

Bank of New York Mellon MTN
1.600%, 04/24/25	1,000,000	1,029,480

Compass Group Diversified Holdings
5.250%, 04/15/29 (A)	1,121,000	1,184,303

HSBC Holdings
2.099%, VAR United States Secured Overnight Financing Rate+1.929%, 06/04/26	208,000	212,700

KKR Group Finance VI
3.750%, 07/01/29 (A)	345,000	383,698

Northern Trust
3.150%, 05/03/29	800,000	865,009

Truist Financial MTN
2.500%, 08/01/24	400,000	422,472

		8,845,883

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

HEALTH CARE — 1.6%

Bristol-Myers Squibb
3.200%, 06/15/26	$800,000	$876,172

CVS Health
2.125%, 06/01/21	1,000,000	1,000,520

Royalty Pharma
3.550%, 09/02/50 (A)	243,000	229,762

		2,106,454

INDUSTRIALS — 1.2%

American Airlines
5.500%, 04/20/26 (A)	250,000	262,500

AP Moller - Maersk
4.500%, 06/20/29 (A)	600,000	676,125

Delta Air Lines
7.375%, 01/15/26	195,000	228,963

Southwest Airlines
5.250%, 05/04/25	422,000	483,196

		1,650,784

INFORMATION TECHNOLOGY — 0.1%

Oracle
2.875%, 03/25/31	116,000	117,859

MATERIALS — 0.8%

Cabot
4.000%, 07/01/29	395,000	417,482

FMC
4.500%, 10/01/49	366,000	425,681

Glencore Funding
3.875%, 04/27/51 (A)	202,000	200,637

		1,043,800

REAL ESTATE — 1.1%

Iron Mountain
5.000%, 07/15/28 (A)	730,000	755,550

Service Properties Trust
5.000%, 08/15/22	516,000	522,698

Simon Property Group
3.800%, 07/15/50	148,000	156,452

		1,434,700

Total Corporate Obligations

(Cost $21,280,362)		22,343,144

CONVERTIBLE BONDS —16.0%

CONSUMER DISCRETIONARY — 3.7%

Dick’s Sporting Goods
3.250%, 04/15/25	575,000	1,411,625

Expedia Group
0.000%, 02/15/26 (A) (B)	345,000	373,980

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN FUND APRIL 30, 2021 (Unaudited)

CONVERTIBLE BONDS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued

National Vision Holdings
2.500%, 05/15/25 (A)	$665,000	$1,153,359

Nice
0.000%, 09/15/25 (A) (B)	1,040,000	1,098,854

Peloton Interactive
0.952%, 02/15/26 (A) (B)	960,000	868,800

		4,906,618

CONSUMER STAPLES — 0.7%

Tilray
5.000%, 10/01/23	1,000,000	961,046

HEALTH CARE — 2.6%

CONMED
2.625%, 02/01/24	810,000	1,337,047

Exact Sciences
0.375%, 03/15/27	810,000	1,103,119

Teladoc Health
1.250%, 06/01/27 (A)	925,000	1,034,265

		3,474,431

INDUSTRIALS — 1.0%

Southwest Airlines
1.250%, 05/01/25	715,000	1,241,419

INFORMATION TECHNOLOGY — 6.2%

Akamai Technologies
0.125%, 05/01/25	985,000	1,237,652

Alarm.com Holdings
0.158%, 01/15/26 (A) (B)	575,000	536,187

Coupa Software
0.375%, 06/15/26 (A)	840,000	968,100

FireEye
1.625%, 06/01/35	1,040,000	1,029,648

J2 Global
1.750%, 11/01/26 (A)	1,182,000	1,382,940

MongoDB
0.250%, 01/15/26	550,000	851,813

Sabre GLBL
4.000%, 04/15/25	535,000	1,126,710

Workday
0.250%, 10/01/22	645,000	1,097,726

		8,230,776

MATERIALS — 1.8%

Livent
4.125%, 07/15/25 (A)	460,000	1,037,300

CONVERTIBLE BONDS — continued

	Face Amount	Value

MATERIALS — continued

SSR Mining
2.500%, 04/01/39	$1,155,000	$1,377,338

		2,414,638

Total Convertible Bonds

(Cost $17,256,453)		21,228,928

U.S. TREASURY OBLIGATIONS —7.7%

U.S. Treasury Bond
1.250%, 05/15/50	900,000	697,078

U.S. Treasury Notes
2.125%, 12/31/21	1,750,000	1,773,789
0.875%, 11/15/30	2,075,000	1,939,152
0.750%, 03/31/26	2,586,000	2,574,686
0.500%, 03/31/25	1,200,000	1,195,969
0.500%, 02/28/26	2,000,000	1,969,219

		9,452,815

Total U.S. Treasury Obligations

(Cost $10,369,237)		10,149,893

PREFERRED STOCK — 4.4%

	Shares

COMMUNICATION SERVICES — 0.4%

2020 Cash Mandatory Exchangeable Trust, 5.250% *	400	469,732

HEALTH CARE — 0.8%
Boston Scientific, 5.500% *	8,460	994,727

INDUSTRIALS — 0.6%
Stanley Black & Decker, 10.000% *	580	811,710

INFORMATION TECHNOLOGY — 0.9%
Broadcom, 8.000% *	812	1,176,953

UTILITIES — 1.7%
AES, 6.875%	11,575	1,261,559
American Electric Power, 6.125% *	20,275	1,037,675

		2,299,234

Total Preferred Stock

(Cost $5,036,793)		5,752,356

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 0.8%

	Face Amount

FHLMC
3.000%, 04/01/50	$950,932	997,083

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN FUND APRIL 30, 2021 (Unaudited)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued

	Face Amount	Value

Total U.S. Government Agency Mortgage-Backed Obligations

(Cost $1,004,720)		$997,083

SOVEREIGN DEBT —0.1%

Peruvian Government International Bonds
3.300%, 03/11/41	$94,000	91,928
2.783%, 01/23/31	93,000	93,000

		184,928

Total Sovereign Debt

(Cost $183,934)		184,928

SHORT-TERM INVESTMENT — 1.3%

	Shares
SEI Daily Income Trust, Government Fund, Cl F, 0.010% (C) (Cost $1,770,296)	1,770,296	1,770,296

Total Investments — 98.8%

(Cost $110,030,489)		$130,744,409

Percentages are based upon Net Assets of $132,321,650.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2021 was $17,822,592 and represents 13.5% of Net Assets.

(B)	Zero coupon security. The rate reported is the effective yield at the time of purchase.
(C)	The rate reported is the 7-day effective yield as of April 30, 2021.

ADR — American Depository Receipt

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

PLC — Public Limited Company

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of April 30, 2021 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$68,317,781	$—	$—	$68,317,781
Corporate Obligations	—	22,343,144	—	22,343,144
Convertible Bonds	—	21,228,928	—	21,228,928
U.S. Treasury Obligations	—	10,149,893	—	10,149,893
Preferred Stock	5,752,356	—	—	5,752,356
U.S. Government Agency Mortgage- Backed Obligation	—	997,083	—	997,083
Sovereign Debt	—	184,928	—	184,928
Short-Term Investment	1,770,296	—	—	1,770,296

Total Investments in Securities	$75,840,433	$54,903,976	$—	$130,744,409

For the period ended April 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD QUALITY SMIDCAP FUND (FORMERLY, WESTWOOD SMIDCAP FUND) APRIL 30, 2021 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.6%

	Shares	Value

COMMUNICATION SERVICES — 3.1%
Madison Square Garden Entertainment *	72,421	$6,562,067
Radius Global Infrastructure, Cl A *	197,335	2,922,531

		9,484,598

CONSUMER DISCRETIONARY — 15.5%
1-800-Flowers.com, Cl A *	107,425	3,434,914
Academy Sports & Outdoors *	51,833	1,596,975
Bloomin’ Brands *	163,705	5,173,078
Callaway Golf *	111,443	3,226,275
Columbia Sportswear	42,123	4,591,828
Dana	232,481	5,881,769
Jack in the Box	53,077	6,403,740
Skechers USA, Cl A *	70,361	3,411,805
Sonic Automotive, Cl A	119,393	5,890,850
Thor Industries	22,158	3,137,351
WW International *	193,597	5,370,381

		48,118,966

CONSUMER STAPLES — 4.5%
J & J Snack Foods	46,546	7,661,937
Nomad Foods *	213,085	6,213,559

		13,875,496

ENERGY — 3.2%
ChampionX *	209,135	4,393,926
Diamondback Energy	38,556	3,151,182
PDC Energy *	68,820	2,512,618

		10,057,726

FINANCIALS — 22.4%
Ares Management, Cl A	78,098	4,101,707
Argo Group International Holdings	69,126	3,606,995
BOK Financial	83,399	7,334,108
Evercore, Cl A	22,843	3,200,990
Everest Re Group	23,725	6,570,639
Fintech Acquisition IV, Cl A *	96,142	1,089,289
First Hawaiian	216,294	5,939,433
International General Insurance Holdings	36,283	311,308

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued
MGIC Investment	322,801	$4,919,487
Moelis, Cl A	91,450	4,963,906
Simmons First National, Cl A	201,036	5,729,526
South State	76,346	6,437,495
Veritex Holdings	180,402	6,093,980
Voya Financial	93,474	6,339,407
Wintrust Financial	39,041	3,010,061

		69,648,331

HEALTH CARE — 5.5%
Envista Holdings *	91,856	3,975,528
Hill-Rom Holdings	40,115	4,421,475
Integra LifeSciences Holdings *	53,973	3,998,320
Merit Medical Systems *	76,009	4,834,172

		17,229,495

INDUSTRIALS — 17.0%
AZZ	47,126	2,480,713
Builders FirstSource *	125,454	6,105,846
Encore Wire	56,536	4,222,108
Healthcare Services Group	208,427	6,242,389
Hubbell, Cl B	25,790	4,951,938
Huntington Ingalls Industries	21,459	4,556,175
KAR Auction Services *	395,157	5,923,403
Knight-Swift Transportation Holdings, Cl A	92,972	4,380,841
Masonite International *	37,177	4,695,084
Middleby *	25,971	4,709,062
MSC Industrial Direct, Cl A	49,622	4,473,920

		52,741,479

INFORMATION TECHNOLOGY — 7.7%
Amkor Technology	123,201	2,491,124
CACI International, Cl A *	24,344	6,204,312
Sabre *	394,036	5,902,659
Science Applications International	35,815	3,202,577
Viavi Solutions *	373,764	6,114,779

		23,915,451

MATERIALS — 4.9%
Eagle Materials *	33,540	4,633,216
Huntsman	205,835	5,901,289
PQ Group Holdings *	331,068	4,634,952

		15,169,457

REAL ESTATE — 10.6%
Alexander & Baldwin ‡	177,773	3,258,579
Americold Realty Trust ‡	154,696	6,248,171
Hudson Pacific Properties ‡	217,795	6,122,217
National Retail Properties ‡	115,163	5,345,867
STAG Industrial ‡	176,699	6,451,280
Urban Edge Properties ‡	299,209	5,640,090

		33,066,204

UTILITIES — 4.2%
Alliant Energy	55,901	3,139,959

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD QUALITY SMIDCAP FUND (FORMERLY, WESTWOOD SMIDCAP FUND) APRIL 30, 2021 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UTILITIES — continued
Avista	62,961	$2,897,465
IDACORP	67,848	6,953,063

		12,990,487

Total Common Stock (Cost $251,486,833)		306,297,690

SHORT-TERM INVESTMENT — 2.1%

SEI Daily Income Trust, Government Fund, Cl F, 0.010% (A) (Cost $6,488,786)	6,488,786	6,488,786

Total Investments — 100.7%

(Cost $257,975,619)		$312,786,476

Percentages are based upon Net Assets of $310,617,510.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	The rate reported is the 7-day effective yield as of April 30, 2021.

Cl — Class

As of April 30, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD QUALITY SMALLCAP FUND (FORMERLY, WESTWOOD SMALLCAP FUND) APRIL 30, 2021 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.3%

	Shares	Value

COMMUNICATION SERVICES — 0.9%
Radius Global Infrastructure, Cl A *	614,432	$9,099,738

CONSUMER DISCRETIONARY — 15.4%
Academy Sports & Outdoors *	301,553	9,290,848
Bloomin’ Brands *	366,246	11,573,374
Century Communities *	294,340	21,763,500
Chuy’s Holdings *	249,090	12,170,537
Jack in the Box	179,260	21,627,719
Monro	269,740	19,040,946
Oxford Industries	110,542	10,084,747
Papa John’s International	96,750	9,357,660
Sonic Automotive, Cl A	388,891	19,187,882
WW International *	674,242	18,703,473

		152,800,686

CONSUMER STAPLES — 6.0%
Central Garden & Pet, Cl A *	390,665	19,248,064
Hostess Brands, Cl A *	1,253,687	19,168,874
J & J Snack Foods	126,297	20,789,749

		59,206,687

ENERGY — 2.1%
PDC Energy *	562,870	20,550,384

FINANCIALS — 23.8%
Argo Group International Holdings	340,290	17,756,332
Columbia Banking System	436,505	19,001,063
Great Western Bancorp	617,789	20,417,926
Hilltop Holdings	295,003	10,384,106
International Bancshares	184,286	8,733,314
James River Group Holdings	425,017	20,022,551
Moelis, Cl A	353,519	19,189,011
Piper Sandler	168,956	19,597,207
Provident Financial Services	486,977	11,478,048
Renasant	459,125	19,342,936
Sandy Spring Bancorp	455,849	20,677,311
Simmons First National, Cl A	674,516	19,223,706
Trustmark	283,201	9,178,544
Veritex Holdings	608,707	20,562,122

		235,564,177

HEALTH CARE — 4.9%
CONMED	140,731	19,836,035

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
Merit Medical Systems *	293,384	$18,659,222
Patterson	320,986	10,316,490

		48,811,747

INDUSTRIALS — 20.8%
Alamo Group	60,832	9,565,832
Altra Industrial Motion	316,324	18,666,279
AZZ	146,583	7,716,129
Columbus McKinnon	211,941	10,493,199
Comfort Systems USA	231,867	19,096,566
Encore Wire	129,350	9,659,858
Federal Signal	483,245	20,020,840
Griffon	356,491	9,668,036
Healthcare Services Group	672,967	20,155,362
Kaman	383,651	20,467,781
Masonite International *	155,464	19,633,548
Moog, Cl A	239,807	20,755,296
UFP Industries	238,974	20,083,375

		205,982,101

INFORMATION TECHNOLOGY — 5.7%
Amkor Technology	928,614	18,776,575
Repay Holdings, Cl A *	813,499	18,588,452
Viavi Solutions *	1,188,898	19,450,371

		56,815,398

MATERIALS — 5.9%
Avient	387,196	19,657,941
Innospec	103,496	10,081,546
PQ Group Holdings *	690,799	9,671,186
Stepan	146,746	19,173,832

		58,584,505

REAL ESTATE — 7.8%
Community Healthcare Trust ‡	180,637	9,198,036
Easterly Government Properties ‡	445,583	9,548,844
National Storage Affiliates Trust ‡	389,752	17,710,331
Plymouth Industrial ‡	570,179	10,628,137
PotlatchDeltic ‡	340,637	20,220,212
Summit Hotel Properties *‡	950,397	9,665,537

		76,971,097

UTILITIES — 6.0%
Avista	428,416	19,715,704
NorthWestern	301,651	20,521,318
South Jersey Industries	797,907	19,748,198

		59,985,220

Total Common Stock (Cost $738,564,905)		984,371,740

SHORT-TERM INVESTMENT — 2.1%

SEI Daily Income Trust, Government Fund, Cl F, 0.010% (A) (Cost $20,805,092)	20,805,092	20,805,092

Total Investments — 101.4% (Cost $759,369,997)		$1,005,176,832

Percentages are based upon Net Assets of $990,811,453.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD QUALITY SMALLCAP FUND (FORMERLY, WESTWOOD SMALLCAP FUND) APRIL 30, 2021 (Unaudited)

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	The rate reported is the 7-day effective yield as of April 30, 2021.

Cl — Class

As of April 30, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND APRIL 30, 2021 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 45.5%

	Shares	Value

COMMUNICATION SERVICES — 0.3%
Alphabet, Cl C *	1,230	$2,964,448

CONSUMER DISCRETIONARY — 9.9%
Alibaba Group Holding ADR *	35,453	8,187,870
Amazon.com *	4,130	14,320,445
General Motors *	183,252	10,485,679
Home Depot	40,704	13,174,664
Lennar, Cl A	139,063	14,406,927
PulteGroup	129,447	7,652,907
Toll Brothers	236,325	14,817,577

		83,046,069

CONSUMER STAPLES — 1.0%
Colgate-Palmolive	108,950	8,792,265

ENERGY — 4.4%
Baker Hughes, Cl A	500,847	10,057,008
Energy Transfer	1,475,372	12,702,953
Exxon Mobil	247,120	14,145,149

		36,905,110

FINANCIALS — 7.1%
Annaly Capital Management ‡	1,143,858	10,386,231
Bank of America	331,586	13,439,180
Charles Schwab	177,375	12,487,200
JPMorgan Chase	59,370	9,131,700
Sumitomo Mitsui Financial Group ADR	346,671	2,440,564
Zions Bancorp	206,051	11,497,646

		59,382,521

HEALTH CARE — 3.7%
AbbVie	113,377	12,641,535
Becton Dickinson	27,839	6,926,622
Medtronic PLC	86,088	11,270,641

		30,838,798

INDUSTRIALS — 3.1%
Honeywell International	49,630	11,069,475

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — continued
Norfolk Southern	25,294	$7,063,097
Republic Services, Cl A	71,126	7,560,694

		25,693,266

INFORMATION TECHNOLOGY — 7.9%
Apple	141,992	18,666,268
Microchip Technology	69,424	10,433,733
Micron Technology *	94,836	8,162,534
Microsoft	64,364	16,231,313
MicroStrategy, Cl A *	6,143	4,036,934
Visa, Cl A	37,724	8,810,817

		66,341,599

MATERIALS — 4.2%
Albemarle	40,821	6,864,868
Barrick Gold	444,570	9,447,112
Cemex ADR *	810,017	6,391,034
Freeport-McMoRan	335,921	12,667,581

		35,370,595

REAL ESTATE — 3.2%
Public Storage ‡	34,300	9,643,788
Regency Centers ‡	152,200	9,689,052
Simon Property Group ‡	60,934	7,418,105

		26,750,945

UTILITIES — 0.7%
Atlantica Sustainable Infrastructure PLC	157,571	6,074,362

Total Common Stock (Cost $264,562,313)		382,159,978

CORPORATE OBLIGATIONS —24.9%

	Face Amount

COMMUNICATION SERVICES — 2.1%

Activision Blizzard
2.500%, 09/15/50	$361,000	310,016

AT&T
3.300%, 02/01/52	5,861,000	5,327,067

Comcast
0.250%, 05/20/27	3,000,000	3,628,162

Verizon Communications
3.550%, 03/22/51	811,000	822,330
3.400%, 03/22/41	811,000	829,632

Vodafone Group
4.875%, 06/19/49	5,627,000	6,827,382

		17,744,589

CONSUMER DISCRETIONARY — 3.6%

7-Eleven
0.950%, 02/10/26 (A)	2,170,000	2,129,752

Anheuser-Busch InBev Worldwide
5.550%, 01/23/49	4,896,000	6,322,998

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND APRIL 30, 2021 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued

Carnival
11.500%, 04/01/23 (A)	$229,000	$263,167

Ford Motor
8.500%, 04/21/23	414,000	463,680

Ford Motor Credit
4.271%, 01/09/27	9,953,000	10,451,745

Genuine Parts
1.875%, 11/01/30	390,000	366,038

Marriott International
4.625%, 06/15/30	1,581,000	1,773,845

Ross Stores
4.600%, 04/15/25	6,085,000	6,881,476

Whirlpool
4.600%, 05/15/50	1,180,000	1,397,934

		30,050,635

CONSUMER STAPLES — 1.5%

Altria Group
2.450%, 02/04/32	2,077,000	1,952,584

Smithfield Foods
3.000%, 10/15/30 (A)	2,799,000	2,791,695

Vector Group
5.750%, 02/01/29 (A)	3,727,000	3,750,927

Viterra Finance BV
2.000%, 04/21/26 (A)	4,528,000	4,503,008

		12,998,214

ENERGY — 1.6%

BP Capital Markets America
3.543%, 04/06/27	4,159,000	4,563,698
3.379%, 02/08/61	1,521,000	1,440,161

Diamondback Energy
3.125%, 03/24/31	1,159,000	1,169,918

Gray Oak Pipeline
3.450%, 10/15/27 (A)	420,000	435,472

MPLX
2.650%, 08/15/30	728,000	718,431

NGL Energy Operating
7.500%, 02/01/26 (A)	3,313,000	3,470,367

Schlumberger Finance Canada
1.400%, 09/17/25	1,001,000	1,014,074

Transcontinental Gas Pipe Line
3.250%, 05/15/30	892,000	940,624

		13,752,745

FINANCIALS — 6.4%

Aircastle
5.250%, 08/11/25 (A)	4,209,000	4,661,231

Ally Financial
1.450%, 10/02/23	382,000	388,083

Apollo Management Holdings
2.650%, 06/05/30 (A)	4,034,000	4,021,753

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued

Bank of America MTN
2.456%, VAR ICE LIBOR USD 3 Month+0.870%, 10/22/25	$5,253,000	$5,514,028

Barclays
4.375%, 01/12/26	9,743,000	10,918,473

Berkshire Hathaway Finance
2.850%, 10/15/50	1,906,000	1,803,587

BNP Paribas
4.625%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.340% (A)(D)	4,146,000	4,208,190

Capital One Financial
2.600%, 05/11/23	1,228,000	1,277,584

Compass Group Diversified Holdings
5.250%, 04/15/29 (A)	5,893,000	6,225,778

Goldman Sachs Group
2.615%, VAR United States Secured Overnight Financing Rate+1.281%, 04/22/32	822,000	825,327

HSBC Holdings
2.099%, VAR United States Secured Overnight Financing Rate+1.929%, 06/04/26	1,999,000	2,044,165

JPMorgan Chase
3.328%, VAR United States Secured Overnight Financing Rate+1.580%, 04/22/52	10,392,000	10,391,319

Nomura Holdings
2.679%, 07/16/30	250,000	247,647

Wells Fargo
3.900%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.453%, 03/15/70	1,044,000	1,067,386

		53,594,551

HEALTH CARE — 1.9%

Amgen
3.150%, 02/21/40	8,387,000	8,398,542

Bristol-Myers Squibb
3.200%, 06/15/26	5,628,000	6,163,868

Royalty Pharma
3.550%, 09/02/50 (A)	1,915,000	1,810,673

		16,373,083

INDUSTRIALS — 1.9%

AerCap Ireland Capital DAC
6.500%, 07/15/25	1,184,000	1,392,999

Delta Air Lines
7.375%, 01/15/26	1,008,000	1,183,560

Flowserve
3.500%, 10/01/30	1,867,000	1,932,613

GE Capital Funding
3.450%, 05/15/25 (A)	6,663,000	7,227,982

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND APRIL 30, 2021 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INDUSTRIALS — continued

Southwest Airlines
5.250%, 05/04/25	$3,524,000	$4,035,034

		15,772,188

INFORMATION TECHNOLOGY — 4.7%

Citrix Systems
3.300%, 03/01/30	16,369,000	17,089,095

Dell International
8.350%, 07/15/46 (A)	3,980,000	6,231,472

International Business Machines
3.500%, 05/15/29	7,143,000	7,849,327

Jabil
1.700%, 04/15/26	2,909,000	2,912,548

Microchip Technology
2.670%, 09/01/23 (A)	1,266,000	1,320,211

Oracle
2.875%, 03/25/31	779,000	791,484

VMware
4.700%, 05/15/30	2,911,000	3,383,036

		39,577,173

MATERIALS — 0.7%

FMC
4.500%, 10/01/49	3,734,000	4,342,876

Glencore Funding
3.875%, 04/27/51 (A)	1,342,000	1,332,944

		5,675,820

REAL ESTATE — 0.5%

Crown Castle International
2.900%, 04/01/41	2,407,000	2,239,222

Simon Property Group
3.800%, 07/15/50	1,843,000	1,948,257

		4,187,479

Total Corporate Obligations (Cost $200,903,385)		209,726,477

PREFERRED STOCK — 10.2%

	Shares

COMMUNICATION SERVICES — 0.9%
2020 Cash Mandatory Exchangeable Trust, 5.250% *	6,575	7,721,220

FINANCIALS — 4.4%
Charles Schwab, 5.375% , VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.971%	805,000	895,079
Citigroup, 5.900% , VAR ICE LIBOR USD 3 Month+4.230%	4,784,000	5,047,120
KKR, 6.000% *	86,350	6,474,523
Morgan Stanley, 3.794% , VAR ICE LIBOR USD 3 Month+3.610%	5,332,000	5,350,662

PREFERRED STOCK — continued

	Shares	Value

FINANCIALS — continued
Truist Financial, 5.050% , VAR ICE LIBOR USD 3 Month+3.102%	5,483,000	$5,680,210
US Bancorp, Ser B, 3.500% , VAR ICE LIBOR USD 3 Month+0.600%	306,862	7,456,746
Wells Fargo, 5.850% , VAR ICE LIBOR USD 3 Month+3.090%	214,711	5,790,756

		36,695,096

HEALTH CARE — 0.9%
Boston Scientific, 5.500% *	68,665	8,073,631

INDUSTRIALS — 1.5%
Fortive, 5.000% *	7,625	7,569,795
Stanley Black & Decker, 10.000% *	3,370	4,716,315

		12,286,110

UTILITIES — 2.5%
AES, 6.875%	60,310	6,573,187
American Electric Power, 6.125% *	146,780	7,512,200
Southern, 4.950%	269,930	7,169,341

		21,254,728

Total Preferred Stock (Cost $77,461,193)		86,030,785

U.S. TREASURY OBLIGATIONS —8.8%

	Face Amount

U.S. Treasury Bond
1.375%, 08/15/50	$1,340,000	1,072,628

U.S. Treasury Inflation Indexed Bonds
0.875%, 01/15/29	10,153,809	11,781,327
0.250%, 07/15/29	16,069,178	17,889,306
0.125%, 07/15/24	12,464,723	13,544,188

		43,214,821

U.S. Treasury Notes
0.750%, 03/31/26	15,000,000	14,934,375
0.375%, 01/31/26	14,615,000	14,319,274

		29,253,649

Total U.S. Treasury Obligations (Cost $69,786,342)		73,541,098

CONVERTIBLE BONDS —4.8%

CONSUMER DISCRETIONARY — 0.2%

Peloton Interactive
0.000%, 02/15/26 (A) (B)	2,290,000	2,072,450

HEALTH CARE — 1.1%

Exact Sciences
0.375%, 03/15/27	6,523,000	8,883,511

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND APRIL 30, 2021 (Unaudited)

CONVERTIBLE BONDS — continued

	Face Amount	Value

INDUSTRIALS — 1.0%

Southwest Airlines
1.250%, 05/01/25	$5,086,000	$8,830,568

INFORMATION TECHNOLOGY — 2.2%

Akamai Technologies
0.125%, 05/01/25	5,733,000	7,203,514

Sabre GLBL
4.000%, 04/15/25	3,756,000	7,910,136

SolarEdge Technologies
0.000%, 09/15/25 (A) (B)	2,791,000	3,379,901

		18,493,551

REAL ESTATE — 0.3%

Pebblebrook Hotel Trust
1.750%, 12/15/26	1,973,000	2,253,166

Total Convertible Bonds

(Cost $31,338,885)		40,533,246

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 1.1%

FHLMC
3.000%, 03/01/50	2,495,607	2,616,250
3.000%, 04/01/50	3,840,085	4,026,453

FNMA
3.500%, 07/01/49	2,673,857	2,844,072

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $9,253,127)		9,486,775

SOVEREIGN DEBT — 1.1%

Mexico Government International Bonds
3.771%, 05/24/61	835,000	742,866
2.659%, 05/24/31	890,000	855,504

		1,598,370

Panama Government International Bond
3.870%, 07/23/60	508,000	507,776

Peruvian Government International Bonds
3.300%, 03/11/41	749,000	732,485
2.783%, 01/23/31	735,000	735,000

		1,467,485

SOVEREIGN DEBT — continued

	Face Amount	Value

Saudi Government International Bond
2.250%, 02/02/33(A)	$5,835,000	$5,500,654

Total Sovereign Debt

(Cost $9,528,713)		9,074,285

SHORT-TERM INVESTMENT — 0.5%

	Shares
SEI Daily Income Trust, Government Fund, Cl F, 0.010% (C) (Cost $4,358,163)	4,358,163	4,358,163

Total Investments — 96.9%

(Cost $667,192,121)		$814,910,807

Percentages are based upon Net Assets of $840,884,412.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2021 was $65,337,627 and represents 7.8% of Net Assets.

(B)	Zero coupon security. The rate reported is the effective yield at the time of purchase.
(C)	The rate reported is the 7-day effective yield as of April 30, 2021.
(D)	Perpetual security with no stated maturity date.

ADR — American Depository Receipt

Cl — Class

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

PLC — Public Limited Company

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND APRIL 30, 2021 (Unaudited)

The following is a summary of the inputs used as of April 30, 2021 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$382,159,978	$—	$—	$382,159,978
Corporate Obligations	—	209,726,477	—	209,726,477
Preferred Stock	35,707,858	50,322,927	—	86,030,785
U.S. Treasury Obligations	—	73,541,098	—	73,541,098
Convertible Bonds	—	40,533,246	—	40,533,246
U.S. Government Agency Mortgage-Backed Obligations	—	9,486,775	—	9,486,775
Sovereign Debt	—	9,074,285	—	9,074,285
Short-Term Investment	4,358,163	—	—	4,358,163

Total Investments in Securities	$422,225,999	$392,684,808	$—	$814,910,807

For the period ended April 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND APRIL 30, 2021 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS —61.9%

	Face Amount	Value

COMMUNICATION SERVICES — 5.4%

CCO Holdings
5.000%, 02/01/28 (A)	$1,260,000	$1,316,700

Lumen Technologies
7.600%, 09/15/39	625,000	716,944

T-Mobile USA
2.550%, 02/15/31 (A)	1,250,000	1,229,662

Verizon Communications
3.550%, 03/22/51	89,000	90,243
3.400%, 03/22/41	89,000	91,045

Zayo Group Holdings
4.000%, 03/01/27 (A)	1,215,000	1,206,495

		4,651,089

CONSUMER DISCRETIONARY — 12.5%

Caesars Entertainment
6.250%, 07/01/25 (A)	1,100,000	1,169,520

Darden Restaurants
4.550%, 02/15/48	790,000	861,911

Ford Motor Credit
4.271%, 01/09/27	1,000,000	1,050,110

G-III Apparel Group
7.875%, 08/15/25 (A)	1,000,000	1,080,000

Guitar Center
8.500%, 01/15/26 (A)	1,000,000	1,055,000

Macy’s
8.375%, 06/15/25 (A)	1,275,000	1,406,618

MGM Resorts International
6.000%, 03/15/23	330,000	353,100

New Albertsons
7.750%, 06/15/26	410,000	474,575

NMG Holding
7.125%, 04/01/26 (A)	500,000	511,440

Nordstrom
2.300%, 04/08/24 (A)	325,000	326,151

Party City Holdings
8.750%, 02/15/26 (A)	625,000	640,581

Royal Caribbean Cruises
9.125%, 06/15/23 (A)	950,000	1,048,762

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued

Wynn Las Vegas
4.250%, 05/30/23 (A)	$755,000	$774,819

		10,752,587

CONSUMER STAPLES — 4.6%

Altria Group
2.450%, 02/04/32	900,000	846,088

B&G Foods
5.250%, 09/15/27	630,000	651,974

Keurig Dr Pepper
3.200%, 05/01/30	607,000	646,749

Performance Food Group
5.500%, 06/01/24 (A)	390,000	391,250

Vector Group
5.750%, 02/01/29 (A)	1,000,000	1,006,420

Viterra Finance BV
2.000%, 04/21/26 (A)	428,000	425,638

		3,968,119

ENERGY — 6.3%

Antero Resources
7.625%, 02/01/29 (A)	250,000	271,112

Crestwood Midstream Partners
6.000%, 02/01/29 (A)	1,000,000	1,033,750

Diamondback Energy
3.125%, 03/24/31	125,000	126,178

NGL Energy Operating
7.500%, 02/01/26 (A)	725,000	759,438

Northern Oil and Gas
8.125%, 03/01/28 (A)	1,100,000	1,130,492

Plains All American Pipeline
3.800%, 09/15/30	475,000	488,964

Range Resources
8.250%, 01/15/29 (A)	800,000	867,816

Summit Midstream Holdings
5.750%, 04/15/25	850,000	714,000

		5,391,750

FINANCIALS — 8.9%

Aircastle
5.250%, 08/11/25 (A)	435,000	481,738

Apollo Management Holdings
2.650%, 06/05/30 (A)	433,000	431,685

Ares Capital
3.875%, 01/15/26	1,725,000	1,840,118

Bank of America MTN
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/29	605,000	686,773

Compass Group Diversified Holdings
5.250%, 04/15/29 (A)	1,423,000	1,503,357

HSBC Holdings
4.950%, 03/31/30	700,000	826,139

New Residential Investment
6.250%, 10/15/25 (A)	1,000,000	1,015,120

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND APRIL 30, 2021 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued

Owl Rock Capital
3.400%, 07/15/26	$780,000	$808,495

		7,593,425

HEALTH CARE — 5.6%

Amgen
3.150%, 02/21/40	823,000	824,133
2.450%, 02/21/30	760,000	769,194

CHS
6.625%, 02/15/25 (A)	1,750,000	1,844,062

Emergent BioSolutions
3.875%, 08/15/28 (A)	700,000	658,007

Royalty Pharma
3.550%, 09/02/50 (A)	760,000	718,596

		4,813,992

INDUSTRIALS — 2.9%

AerCap Ireland Capital DAC
6.500%, 07/15/25	700,000	823,564

Bombardier
7.875%, 04/15/27 (A)	725,000	725,906

Delta Air Lines
7.375%, 01/15/26	340,000	399,217

Spirit Loyalty Cayman
8.000%, 09/20/25 (A)	250,000	281,522

United Airlines
4.625%, 04/15/29 (A)	250,000	259,800

		2,490,009

INFORMATION TECHNOLOGY — 8.0%

Broadcom
3.500%, 02/15/41 (A)	500,000	481,005

Citrix Systems
3.300%, 03/01/30	825,000	861,293

CommScope
6.000%, 03/01/26 (A)	940,000	990,525

Dell International
8.350%, 07/15/46 (A)	575,000	900,276

Oracle
2.950%, 04/01/30	1,175,000	1,215,737

Sotheby’s
7.375%, 10/15/27 (A)	1,225,000	1,320,304

VMware
4.650%, 05/15/27	957,000	1,093,547

		6,862,687

MATERIALS — 1.8%

Axalta Coating Systems
4.750%, 06/15/27 (A)	700,000	733,250

Cleveland-Cliffs
6.750%, 03/15/26 (A)	700,000	759,500

		1,492,750

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

REAL ESTATE — 4.7%

Brixmor Operating Partnership
4.050%, 07/01/30	$475,000	$521,217

Crown Castle International
2.900%, 04/01/41	263,000	244,668

Host Hotels & Resorts
3.500%, 09/15/30	375,000	385,724

Iron Mountain
5.000%, 07/15/28 (A)	1,020,000	1,055,700

iStar
5.500%, 02/15/26	750,000	776,250

Service Properties Trust
7.500%, 09/15/25	750,000	849,761

Simon Property Group
3.800%, 07/15/50	196,000	207,194

		4,040,514

UTILITIES — 1.2%

TerraForm Power Operating
4.750%, 01/15/30 (A)	1,005,000	1,046,456

Total Corporate Obligations (Cost $51,058,561)		53,103,378

COMMON STOCK — 25.9%

	Shares

COMMUNICATION SERVICES — 2.3%
Activision Blizzard	12,554	1,144,799
AT&T	26,354	827,779

		1,972,578

CONSUMER DISCRETIONARY — 5.3%
Amazon.com *	348	1,206,662
General Motors *	15,939	912,030
Lennar, Cl A	11,172	1,157,419
TJX	11,192	794,632
WW International *	18,511	513,495

		4,584,238

CONSUMER STAPLES — 1.4%
Philip Morris International	12,288	1,167,360

ENERGY — 2.3%
Chevron	4,187	431,554
Energy Transfer	50,058	430,999
EOG Resources	6,295	463,564
Schlumberger	22,976	621,501

		1,947,618

FINANCIALS — 5.3%
Annaly Capital Management ‡	96,302	874,422
Bank of America	26,832	1,087,501
Moelis, Cl A	17,027	924,226

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND APRIL 30, 2021 (Unaudited)

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued
Truist Financial	27,739	$1,645,200

		4,531,349

HEALTH CARE — 0.7%
Gilead Sciences	9,849	625,116

INFORMATION TECHNOLOGY — 5.6%
Apple	9,644	1,267,800
Cisco Systems	13,453	684,892
Micron Technology *	10,339	889,878
Monolithic Power Systems	2,681	968,860
NVIDIA	1,600	960,608

		4,772,038

MATERIALS — 1.2%
Barrick Gold	23,891	507,684
Cemex ADR *	62,738	495,003

		1,002,687

REAL ESTATE — 1.1%
National Retail Properties ‡	20,019	929,282

UTILITIES — 0.7%
Atlantica Sustainable Infrastructure PLC	16,547	637,887

Total Common Stock (Cost $17,267,176)		22,170,153

CONVERTIBLE BONDS —5.9%

	Face Amount

COMMUNICATION SERVICES — 1.0%

Cinemark Holdings
4.500%, 08/15/25 (A)	$520,000	894,075

CONSUMER DISCRETIONARY — 1.5%

Liberty Media
2.750%, 12/01/49 (A)	955,000	975,055
Penn National Gaming
2.750%, 05/15/26	75,000	289,688

		1,264,743

CONSUMER STAPLES — 0.6%

Tilray
5.000%, 10/01/23	500,000	480,523

FINANCIALS — 1.6%

Apollo Commercial Real Estate Finance
5.375%, 10/15/23	1,400,000	1,393,875

CONVERTIBLE BONDS — continued

	Face Amount	Value

INDUSTRIALS — 1.2%

SFL
5.750%, 10/15/21	$1,000,000	$997,500

Total Convertible Bonds (Cost $4,291,835)		5,030,716

U.S. TREASURY OBLIGATIONS —2.5%

U.S. Treasury Bond
3.000%, 02/15/49	715,000	820,491

U.S. Treasury Notes
2.375%, 05/15/29	540,000	577,842
0.875%, 11/15/30	800,000	747,625

		1,325,467

Total U.S. Treasury Obligations (Cost $2,192,755)		2,145,958

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 0.9%

FHLMC
3.500%, 08/01/49	424,796	451,664

FNMA
3.000%, 05/01/50	325,824	341,388

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $780,884)		793,052

PREFERRED STOCK — 0.6%

	Shares

COMMUNICATION SERVICES — 0.6%
2020 Cash Mandatory Exchangeable Trust, 5.250% *	465	546,063

Total Preferred Stock (Cost $533,411)		546,063

SHORT-TERM INVESTMENT — 1.9%

SEI Daily Income Trust, Government Fund, Cl F, 0.010% (B) (Cost $1,600,027)	1,600,027	1,600,027

Total Investments — 99.6% (Cost $77,724,649)		$85,389,347

Percentages are based upon Net Assets of $85,767,338.

*	Non-income producing security.
‡	Real Estate Investment Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND APRIL 30, 2021 (Unaudited)

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2021 was $34,727,603 and represents 40.5% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of April 30, 2021.

Cl – Class

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

MTN— Medium Term Note

PLC — Public Limited Company

USD — U.S. Dollar

VAR—Variable Rate

The following is a summary of the inputs used as of April 30, 2021 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$53,103,378	$—	$53,103,378
Common Stock	22,170,153	—	—	22,170,153
Convertible Bonds	—	5,030,716	—	5,030,716
U.S. Treasury Obligations	—	2,145,958	—	2,145,958
U.S. Government Agency Mortgage- Backed Obligations	—	793,052	—	793,052
Preferred Stock	—	546,063	—	546,063
Short-Term Investment	1,600,027	—	—	1,600,027

Total Investments in Securities	$23,770,180	$61,619,167	$—	$85,389,347

For the period ended April 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND APRIL 30, 2021 (Unaudited)

Sector Weightings†

† Percentages are based on total investments. Purchased options are excluded.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS —86.7%

	Face Amount	Value

Acorda Therapeutics
1.750%, 06/15/21	$2,000,000	$1,950,000
Apellis Pharmaceuticals
3.500%, 09/15/26 (A)	1,000,000	1,561,300
Arbor Realty Trust
4.750%, 11/01/22	1,500,000	1,599,375
Ares Capital
3.750%, 02/01/22	3,000,000	3,103,500
Atlas Air Worldwide Holdings
2.250%, 06/01/22	1,500,000	1,636,950
Avadel Finance Cayman
4.500%, 02/01/23 (A)	1,000,000	1,035,000
Avaya Holdings
2.250%, 06/15/23	2,000,000	2,483,000
Beyond Meat
0.000%, 03/15/27 (A) (B)	3,100,000	2,937,250
Blackstone Mortgage Trust
4.375%, 05/05/22	2,000,000	2,046,200
Bloom Energy
2.500%, 08/15/25 (A)	2,000,000	3,517,385
Bridgebio Pharma
2.500%, 03/15/27	1,000,000	1,533,800
2.250%, 02/01/29 (A)	1,150,000	1,056,745
Canadian Solar
2.500%, 10/01/25 (A)	800,000	1,053,040
Colony Capital
5.000%, 04/15/23	2,000,000	2,049,237
CONMED
2.625%, 02/01/24	2,000,000	3,301,350
DraftKings
0.000%, 03/15/28 (A) (B)	4,000,000	3,818,000
Dropbox
0.000%, 03/01/28 (A) (B)	2,050,000	2,031,550
Exact Sciences
0.375%, 03/01/28	1,200,000	1,528,500
FireEye
1.625%, 06/01/35	2,000,000	1,980,092
Ford Motor
0.056%, 03/15/26 (A) (B)	2,500,000	2,468,750
GEO Corrections Holdings
6.500%, 02/23/26 (A)	1,750,000	1,486,562
Golar LNG
2.750%, 02/15/22	2,000,000	1,950,681

CONVERTIBLE BONDS — continued

	Face Amount	Value
Gossamer Bio
5.000%, 06/01/27	$1,500,000	$1,298,438
Granite Point Mortgage Trust
5.625%, 12/01/22 (A)	2,000,000	1,926,250
GSK Finance No. 3
0.000%, 06/22/23 (A) (B)	735,000	785,991
Hercules Capital
4.375%, 02/01/22	1,000,000	1,062,500
Huazhu Group
3.000%, 05/01/26 (A)	1,785,000	2,783,485
IMAX
0.500%, 04/01/26 (A)	1,750,000	1,814,343
Innoviva
2.125%, 01/15/23	2,000,000	1,982,500
Insmed
1.750%, 01/15/25	1,615,000	1,800,725
iQIYI
4.000%, 12/15/26	2,000,000	1,937,600
Itron
0.000%, 03/15/26 (A) (B)	2,000,000	1,986,756
J2 Global
1.750%, 11/01/26 (A)	2,500,000	2,925,000
JOYY
1.375%, 06/15/26	1,600,000	1,912,000
Liberty Media
0.500%, 12/01/50 (A)	2,500,000	2,792,500
Ligand Pharmaceuticals
0.750%, 05/15/23	2,000,000	2,027,789
Magnite
0.250%, 03/15/26 (A)	3,000,000	2,821,875
MicroStrategy
0.000%, 02/15/27 (A) (B)	1,700,000	1,395,700
NCL
6.000%, 05/15/24 (A)	2,000,000	4,883,750
OSI Systems
1.250%, 09/01/22	2,470,000	2,667,600
PDC Energy
1.125%, 09/15/21	3,000,000	2,973,844
PennyMac
5.500%, 11/01/24	3,500,000	3,535,000
Pluralsight
0.375%, 03/01/24	3,000,000	2,997,000
Progress Software
1.000%, 04/15/26 (A)	4,000,000	3,927,417
PROS Holdings
1.000%, 05/15/24	1,500,000	1,510,312
SFL
5.750%, 10/15/21	3,000,000	2,992,500
Shake Shack
0.000%, 03/01/28 (A) (B)	1,400,000	1,323,875
Slack Technologies
0.500%, 04/15/25	2,500,000	3,632,813
Spotify USA
1.334%, 03/15/26 (A) (B)	3,000,000	2,766,000
SunPower
4.000%, 01/15/23	1,500,000	1,998,411
Tilray
5.000%, 10/01/23	3,000,000	2,883,138
TimkenSteel
6.000%, 06/01/21	2,500,000	2,479,389
Twitter
1.000%, 09/15/21	3,000,000	3,007,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND APRIL 30, 2021 (Unaudited)

CONVERTIBLE BONDS — continued

	Face Amount	Value
Weibo
1.250%, 11/15/22	$1,800,000	$1,759,500
Workiva
1.125%, 08/15/26	1,000,000	1,352,140
Zillow Group
2.750%, 05/15/25	515,000	1,063,797

Total Convertible Bonds (Cost $117,064,606)		125,135,705

CORPORATE OBLIGATIONS —5.1%

American Electric Power
0.750%, 11/01/23	2,750,000	2,751,708
Avolon Holdings Funding
4.250%, 04/15/26 (A)	250,000	266,480
Goldman Sachs Group
0.627%, VAR United States Secured Overnight Financing Rate+0.538%, 11/17/23	1,000,000	1,001,190
NextEra Energy Capital Holdings
0.650%, 03/01/23	400,000	401,230
NGL Energy Operating
7.500%, 02/01/26 (A)	925,000	968,938
Phillips 66
0.900%, 02/15/24	500,000	500,595
Starwood Property Trust
5.000%, 12/15/21	445,000	449,227
Vector Group
5.750%, 02/01/29 (A)	1,000,000	1,006,420

Total Corporate Obligations (Cost $7,305,450)		7,345,788

U.S. TREASURY OBLIGATIONS —4.1%

U.S. Treasury Bill
0.110%, 11/04/21(B)	3,000,000	2,999,493

U.S. Treasury Note
0.125%, 10/31/22	3,000,000	3,000,234

Total U.S. Treasury Obligations (Cost $5,996,126)		5,999,727

SOVEREIGN DEBT —0.5%

Mexico Government International Bond
3.771%, 05/24/61	235,000	209,070
Peruvian Government International Bond
3.300%, 03/11/41	240,000	234,708
2.783%, 01/23/31	235,000	235,000

Total Sovereign Debt (Cost $702,163)		678,778

SHORT-TERM INVESTMENT —1.1%

	Shares	Value
SEI Daily Income Trust, Government Fund, Cl F, 0.010% (C) (Cost $1,540,746)	1,540,746	$1,540,746

Total Investments — 97.5% (Cost $132,609,091)		$140,700,744

PURCHASED OPTIONS* — 0.1%(D)

	Contracts
Total Purchased Options (Cost $337,341)	429	$150,260

WRITTEN OPTION *— (0.0)%(D)

Total Written Options (Premiums Received $39,026)	(115)	$(920)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND APRIL 30, 2021 (Unaudited)

A list of the option contracts held by the Fund at April 30, 2021, is as follows:

PURCHASED OPTIONS — 0.1%
	Contracts	Notional	Strike Price	Expiration Date	Value

Put Options

UNITED STATES — 0.1%
July 21 Puts on SPXW*	25	$10,452,925	$3,675.00	08/21/21	$104,500
June 21 Puts on VUG*	400	10,983,200	245.00	06/19/21	40,000
May 21 Puts on NDX*	4	5,544,304	12,200.00	05/22/21	5,760

Total Put Options					150,260

Total Purchased Options					$150,260

WRITTEN OPTION — (0.0)%
	Contracts	Notional	Strike Price	Expiration Date	Value

Call Option

UNITED STATES — (0.0)%
May 21 Calls on TWTR*	(115)	$(635,030)	$75.00	05/22/21	$(920)

Total Written Options					$(920)

A list of the open futures contracts held by the Fund at April 30, 2021, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Notional Amount	Value	Unrealized Appreciation

U.S. 10-Year Treasury Note	(2)	Jun-2021	$(266,122)	$(264,063)	$2,059

U.S. 5-Year Treasury Note	(2)	Jul-2021	(249,887)	(247,875)	2,012

U.S. Long Treasury Bond	(4)	Jun-2021	(637,617)	(629,000)	8,617

			$(1,153,626)	$(1,140,938)	$12,688

A list of the open OTC swap agreements as of April 30, 2021 is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
BNP Paribas	Atlas Air Worldwide, 2.250% Effective Rate 0.33%	BNP PARIBAS -AAWW 2 1/4 06/01/22- 049164BH8	FIX NOMINAL	Annually	06/01/2022	USD	(613,466)	$2,665	$–	$2,665
BNP Paribas	Avadel Pharmaceutica Effective Rate -0.08%	BNP PARIBAS -AVDL US- 05337M104	TOTAL RETURN STOCK	Annually	01/28/2023	USD	241,110	29,587	–	29,587
BNP Paribas	Avaya Holdings Corp. Effective Rate -0.08%	BNP PARIBAS -AVYA US- 05351X101	TOTAL RETURN STOCK	Annually	12/04/2022	USD	1,380,600	34,031	–	34,031
BNP Paribas	Beyond Meat Effective Rate -0.08%	BNP PARIBAS -BYND US -‘08862E109	TOTAL RETURN STOCK	Annually	03/05/2023	USD	1,302,925	51,839	–	51,839
BNP Paribas	Bloom Energy Effective Rate -0.08%	BNP BLOOM ENERGY 093712107	TOTAL RETURN STOCK	Annually	08/11/2022	USD	2,489,102	(310,705)	–	(310,705)
BNP Paribas	Canadian Solar Inc. Effective Rate -0.08%	BNP PARIBAS -CSIQ US-136635109	TOTAL RETURN STOCK	Annually	09/15/2022	USD	781,593	26,825	–	26,825
BNP Paribas	Chefs’ Warehouse Effective Rate -0.08%	BNP PARIBAS -CHEF US- 163086101	TOTAL RETURN STOCK	Annually	04/08/2023	USD	962,483	50,281	–	50,281
BNP Paribas	Chefs’ Warehouse Effective Rate -0.08%	BNP PARIBAS - 163086AC5	TOTAL RETURN BOND	Annually	12/01/2024	USD	(2,628,944)	(52,660)	–	(52,660)
BNP Paribas	Copa Holdings Effective Rate -0.08%	BNP PARIBAS - 21720AAB8	TOTAL RETURN BOND	Annually	04/15/2025	USD	(5,278,950)	201,721	–	201,721
BNP Paribas	Dexcom Inc. Effective Rate 0.33%	BNP PARIBAS -DXCM-252131AJ6	FIX NOMINAL	Annually	11/15/2025	USD	(3,044,398)	(48,513)	–	(48,513)
BNP Paribas	DraftKings Effective Rate -0.08%	BNP PARIBAS -DKNG US- 26142R104	TOTAL RETURN STOCK	Annually	04/08/2023	USD	1,528,968	21,664	–	21,664
BNP Paribas	Dropbox Effective Rate -0.08%	BNP PARIBAS -DBX US- 26210C104	TOTAL RETURN STOCK	Annually	02/26/2023	USD	994,149	25,163	–	25,163
BNP Paribas	Exact Sciences, 0.38% Effective Rate 0.33%	BNP PARIBAS EXACT SCI CO 30063PAC9	FIX NOMINAL	Annually	03/01/2028	USD	(1,017,568)	1,522	–	1,522

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND APRIL 30, 2021 (Unaudited)

Total Return Swaps (continued)
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
BNP Paribas	Ford Motor Company Effective Rate -0.08%	BNP PARIBAS -F US- 345370860	TOTAL RETURN STOCK	Annually	03/19/2023	USD	915,552	$52,267	$–	$52,267
BNP Paribas	Geo Group Effective Rate -0.08%	BNP PARIBAS -GEO US- 36162J106	TOTAL RETURN STOCK	Annually	03/01/2023	USD	786,816	34,074	–	34,074
BNP Paribas	IMAX Corporation Effective Rate -0.08%	BNP PARIBAS -IMAX US- 45245E109	TOTAL RETURN STOCK	Annually	03/22/2023	USD	767,676	17,034	–	17,034
BNP Paribas	IQIYI Inc. Effective Rate -0.08%	BNP PARIBAS -IQ US- 46267X108	TOTAL RETURN STOCK	Annually	01/28/2023	USD	1,019,424	30,813	–	30,813
BNP Paribas	Itron Effective Rate -0.08%	BNP PARIBAS -ITRI US- 465741106	TOTAL RETURN STOCK	Annually	03/15/2023	USD	771,864	(10,689)	–	(10,689)
BNP Paribas	Live Nation Entertainment Effective Rate -0.08%	BNP PARIBAS -LYV US- 538034109	TOTAL RETURN STOCK	Annually	11/13/2022	USD	1,356,225	(27,678)	–	(27,678)
BNP Paribas	Magnite Effective Rate -0.08%	BNP PARIBAS -MGNI US- 55955D100	TOTAL RETURN STOCK	Annually	03/18/2023	USD	1,019,100	(14,289)	–	(14,289)
BNP Paribas	Microstrategy Inc. Effective Rate -0.08%	BNP PARIBAS -MSTR US- 594972408	TOTAL RETURN STOCK	Annually	12/11/2022	USD	518,105	58,043	–	58,043
BNP Paribas	National Vision Holdings Inc. Effective Rate -0.08%	BNP PARIBAS - 63845RAB3	TOTAL RETURN BOND	Annually	05/15/2025	USD	(4,202,661)	160,401	–	160,401
BNP Paribas	National Vision Holdings Inc. Effective Rate -0.08%	BNP PARIBAS -EYE US- 63845R107	TOTAL RETURN STOCK	Annually	01/22/2023	USD	3,222,520	(205,672)	–	(205,672)
BNP Paribas	OSI Systems Effective Rate -0.08%	BNP PARIBAS -OSIS US 671044105	TOTAL RETURN STOCK	Annually	08/31/2022	USD	899,353	20,479	–	20,479
BNP Paribas	Progress Software Effective Rate -0.08%	BNP PARIBAS -PRGS US- 743312100	TOTAL RETURN STOCK	Annually	04/23/2023	USD	1,736,064	59,520	–	59,520
BNP Paribas	Pros Holdings Inc. Effective Rate -0.08%	BNP PARIBAS -PRO US- 74346Y103	TOTAL RETURN STOCK	Annually	11/13/2022	USD	367,666	28,088	–	28,088
BNP Paribas	Shake Shack Effective Rate -0.08%	BNP PARIBAS -SHAK US- 819047101	TOTAL RETURN STOCK	Annually	03/04/2023	USD	595,000	51,192	–	51,192
BNP Paribas	Southwest Airlines Co. Effective Rate -0.08%	BNP PARIBAS -LUV US- 844741108	TOTAL RETURN STOCK	Annually	12/11/2022	USD	3,744,930	9,158	–	9,158
BNP Paribas	Southwest Airlines Co., 1.250% Effective Rate 0.33%	BNP PARIBAS -LUV 1 1/4 05/01/25- 844741BG2	FIX NOMINAL	Annually	05/01/2025	USD	(5,264,380)	(39,003)	–	(39,003)
BNP Paribas	Spotify Technology Effective Rate -0.08%	BNP PARIBAS -SPOT US- L8681T102	TOTAL RETURN STOCK	Annually	04/01/2023	USD	813,848	128,002	–	128,002
BNP Paribas	SunPower Effective Rate -0.08%	BNP PARIBAS - SPWR -867652406	TOTAL RETURN STOCK	Annually	10/09/2022	USD	1,216,240	34,382	–	34,382
BNP Paribas	Zogenix Effective Rate -0.08%	BNP PARIBAS -ZGNX US- 98978L204	TOTAL RETURN STOCK	Annually	04/23/2023	USD	1,559,122	4,475	–	4,475
BNP Paribas	Zogenix Effective Rate -0.08%	BNP PARIBAS - 98978LAA3	TOTAL RETURN BOND	Annually	10/01/2027	USD	(2,709,375)	(16,146)	–	(16,146)
Deutsche Bank	Akam, 0.125% Effective Rate 0.33%	EUTSCHE BANK-AKAM 0 1/8 5/1/25 - 00971TAJ0	FIX NOMINAL	Annually	05/01/2025	USD	(2,463,593)	49,663	–	49,663
Deutsche Bank	Akamai Tech Inc. Effective Rate -0.08%	DEUTSCHE BANK - AKAMAI TECH INC - 00971T101	TOTAL RETURN STOCK	Annually	01/15/2024	USD	1,613,191	(39,205)	–	(39,205)
Deutsche Bank	Apellis Pharmaceuticals Inc. Effective Rate -0.08%	DEUTSCHE BANK -APLS US - 03753U106	TOTAL RETURN STOCK	Annually	05/15/2022	USD	928,770	(122,722)	–	(122,722)
Deutsche Bank	Atlas Air Worldwide Effective Rate -0.08%	DEUTSCHE BANK - AAWWUS - 049164205	TOTAL RETURN STOCK	Annually	08/29/2022	USD	693,241	(23,277)	–	(23,277)
Deutsche Bank	Bridge Bio Effective Rate 0.33%	DEUTSCHE BANK - BBIO -10806XAB8	FIX NOMINAL	Annually	03/15/2027	USD	(3,038,402)	34,361	–	34,361
Deutsche Bank	Bridge Bio Effective Rate -0.08%	DEUTSCHE BANK - BRIDGEBIO -10806X102	TOTAL RETURN STOCK	Annually	03/05/2022	USD	3,737,974	(66,346)	–	(66,346)
Deutsche Bank	Conmed Corp Effective Rate -0.08%	DEUTSCHE BANK - CONMED CORP- 207410101	TOTAL RETURN STOCK	Annually	04/13/2022	USD	2,205,672	(162,501)	–	(162,501)
Deutsche Bank	Copa Holdings Effective Rate -0.08%	DEUTSCHE BANK -CPA US- P31076105	TOTAL RETURN STOCK	Annually	04/30/2022	USD	4,127,618	(223,731)	–	(223,731)
Deutsche Bank	Cowen Effective Rate -0.08%	DEUTSCHE BANK - COWEN 223622606	TOTAL RETURN STOCK	Annually	01/15/2022	USD	1,060,025	(45,797)	–	(45,797)
Deutsche Bank	Cowen, 3% Effective Rate 0.33%	DEUTSCHE BANK - COWEN INC 223622AE1	FIX NOMINAL	Annually	12/15/2022	USD	(1,085,425)	47,609	–	47,609
Deutsche Bank	CSG Systems International Inc. Effective Rate -0.08%	DEUTSCHE BANK - CSG SYS INT INC - 126349109	TOTAL RETURN STOCK	Annually	01/15/2024	USD	150,112	2,929	–	2,929
Deutsche Bank	Dexcom Inc. Effective Rate -0.08%	DEUTSCHE BANK -DXCM US- 252131107	TOTAL RETURN STOCK	Annually	05/14/2022	USD	798,980	26,337	–	26,337
Deutsche Bank	Exact Sciences Effective Rate -0.08%	DEUTSCHE BANK - EXACT SCI CORP -30063P105	TOTAL RETURN STOCK	Annually	01/15/2022	USD	1,576,029	(15,850)	–	(15,850)
Deutsche Bank	Fireeye Inc. Effective Rate 0.33%	DEUTSCHE BANK - FEYE 0 7/8 2024 - 31816QAF8	FIX NOMINAL	Annually	06/01/2024	USD	(921,894)	(25,204)	–	(25,204)
Deutsche Bank	Fireeye Inc. Effective Rate -0.08%	DEUTSCHE BANK - FIREEYE INC - 31816Q101	TOTAL RETURN STOCK	Annually	01/15/2024	USD	349,212	18,359	–	18,359
Deutsche Bank	Gossamer Bio Inc. Effective Rate -0.08%	DEUTSCHE BANK -GOSS US- 38341P102	TOTAL RETURN STOCK	Annually	05/21/2022	USD	587,100	13,874	–	13,874
Deutsche Bank	Huazhu Group Ltd. Effective Rate -0.08%	DEUTSCHE BANK - HTHT US 44332N106	TOTAL RETURN STOCK	Annually	06/05/2022	USD	1,975,575	(117,696)	–	(117,696)
Deutsche Bank	Insmed Effective Rate -0.08%	DEUTSCHE BANK - INSMED INC - 457669307	TOTAL RETURN STOCK	Annually	01/15/2025	USD	1,065,754	(3,590)	–	(3,590)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND APRIL 30, 2021 (Unaudited)

Total Return Swaps (continued)
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Deutsche Bank	Insmed Inc., 1.75% Effective Rate 0.33%	DEUTSCHE BANK INSM 1 3/4 01/15/25-457669AA7	FIX NOMINAL	Annually	01/15/2025	USD	(428,085)	$3,001	$–	$3,001
Deutsche Bank	Integra Lifesciences Holding Effective Rate -0.08%	DEUTSCHE BANK - IAR-457985208	TOTAL RETURN STOCK	Annually	02/20/2022	USD	1,213,245	(53,640)	–	(53,640)
Deutsche Bank	Integra Lifesciences Holding Effective Rate 0.33%	DEUTSCHE BANK IART 0 1/2 08/15/25-457669AA7	FIX NOMINAL	Annually	02/20/2022	USD	(2,254,458)	49,344	–	49,344
Deutsche Bank	J2 Global Effective Rate -0.08%	DEUTSCHE BANK - J2 GLOBAL - 48123V102	TOTAL RETURN STOCK	Annually	02/25/2022	USD	1,537,920	85,771	–	85,771
Deutsche Bank	Jazz Pharmaceuticals Inc. Effective Rate -0.08%	DEUTSCHE BANK - JAZZ INVESTMENTS G50871105	TOTAL RETURN STOCK	Annually	01/15/2022	USD	510,222	12,040	–	12,040
Deutsche Bank	Jazz, 1.5% Effective Rate 0.33%	DEUTSCHE BANK - JAZZ INVESTMENTS 472145AD3	FIX NOMINAL	Annually	08/15/2024	USD	(2,192,053)	(21,091)	–	(21,091)
Deutsche Bank	Joyy Inc. Effective Rate -0.08%	DEUTSCHE BANK - JOYY INC - 46591M109	TOTAL RETURN STOCK	Annually	01/15/2022	USD	1,301,671	37,247	–	37,247
Deutsche Bank	LITE Effective Rate -0.08%	DEUTSCHE BANK -LITE 0 1/2 12/15/26-55024UAD1	TOTAL RETURN BOND	Annually	12/15/2026	USD	(822,845)	(49,194)	–	(49,194)
Deutsche Bank	Lumentum Holdings Inc. Effective Rate -0.08%	DEUTSCHE BANK- LUMENTUM HOLDINGS INC-55024U109	TOTAL RETURN STOCK	Annually	01/15/2025	USD	460,548	39,506	–	39,506
Deutsche Bank	Lyft Inc. Effective Rate 0.33%	DEUTSCHE BANK - LYFT- 55087PAA2	FIX NOMINAL	Annually	05/15/2025	USD	(2,679,520)	(273,226)	–	(273,226)
Deutsche Bank	Lyft Inc. Effective Rate -0.08%	DEUTSCHE BANK -LYFT US 55087P104	TOTAL RETURN STOCK	Annually	05/15/2022	USD	2,062,080	280,761	–	280,761
Deutsche Bank	Okta Inc. Effective Rate -0.08%	DEUTSCHE BANK - OKTAS - 679295105	TOTAL RETURN STOCK	Annually	01/15/2022	USD	1,727,775	28,498	–	28,498
Deutsche Bank	Okta Inc., 0.125% Effective Rate 0.33%	DEUTSCHE BANK - OKTAB - 679295AD7	FIX NOMINAL	Annually	09/01/2025	USD	(2,331,835)	(23,401)	–	(23,401)
Deutsche Bank	Slack Technologies Effective Rate -0.08%	DEUTSCHE BANK - SLACK TECHNOLOGIES -83088V102	TOTAL RETURN STOCK	Annually	04/09/2022	USD	3,074,495	(27,363)	–	(27,363)
Deutsche Bank	Systems International Inc. Effective Rate -0.08%	DEUTSCHE BANK-CSGS 4.25% 3/15/36 - 126349AF6	TOTAL RETURN BOND	Annually	03/15/2036	USD	(766,090)	(11,889)	–	(11,889)
Deutsche Bank	Theravance Biopharma Effective Rate -0.08%	EUTSCHE BANK US -TBPH US-G8807B106	TOTALRETURN STOCK	Annually	06/22/2022	USD	206,400	16,876	–	16,876
Deutsche Bank	Vishay Intertechnology Inc. Effective Rate -0.08%	DEUTSCHE BANK - VSHS - 928298108	TOTAL RETURN STOCK	Annually	01/15/2022	USD	690,802	37,173	–	37,173
Deutsche Bank	Vishay Intertechnology Inc., 2.25% Effective Rate 0.33%	DEUTSCHE BANK - VSHB - 928298AP3	FIX NOMINAL	Annually	06/15/2025	USD	(2,239,660)	(53,563)	–	(53,563)
Deutsche Bank	Wday, 0.25% Effective Rate 0.33%	DEUTSCHE BANK - WDAY0.25 10/01/22 - 98138HAF8	FIX NOMINAL	Annually	10/01/2022	USD	(1,791,915)	(90,529)	–	(90,529)
Deutsche Bank	Work Effective Rate -0.08%	EUTSCHE BANK-WORK-04/15/2025-83088VAB8	TOTALRETURN STOCK	Annually	04/15/2025	USD	(1,074,825)	219	–	219
Deutsche Bank	Workday Inc. Effective Rate -0.08%	DEUTSCHE BANK - WORKDAY INC - 98138H101	TOTAL RETURN STOCK	Annually	01/15/2025	USD	1,587,769	80,916	–	80,916
Deutsche Bank	Workiva Inc. Effective Rate -0.08%	DEUTSCHE BANK - WKUS - 98139A105	TOTAL RETURN STOCK	Annually	01/15/2022	USD	993,990	39,793	–	39,793
Deutsche Bank	Zillow Group Effective Rate -0.08%	DEUTSCHE BANK -Z US - 98954M200	TOTAL RETURN STOCK	Annually	05/15/2022	USD	996,870	79,428	–	79,428
Goldman Sachs	Norwegian Cruise Line Effective Rate -0.08%	GOLDMAN - NORWEGIAN CRUISE LINE HOLDIN	TOTAL RETURN	Annually	04/29/2025	USD	3,662,260	(359,069)	–	(359,069)

								$(417,308)	$–	$(417,308)

Percentages are based upon Net Assets of $144,317,180.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2021 was $55,340,362 and represents 38.3% of Net Assets.

(B)	Zero coupon security. The rate reported is the effective yield at the time of purchase.
(C)	The rate reported is the 7-day effective yield as of April 30, 2021.
(D)	Refer to table below for details on Options Contracts.

Cl — Class

NDX — Nordic Derivatives Exchange

OTC — Over the Counter

SPX — S&P 500 Index

USD — U. S. Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND APRIL 30, 2021 (Unaudited)

The following is a summary of the inputs used as of April 30, 2021 when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$125,135,705	$—	$125,135,705
Corporate Obligations	—	7,345,788	—	7,345,788
U.S. Treasury Obligations	—	5,999,727	—	5,999,727
Sovereign Debt	—	678,778	—	678,778
Short-Term Investment	1,540,746	—	—	1,540,746

Total Investments in Securities	$1,540,746	$139,159,998	$—	$140,700,744

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$150,260	$–	$–	$150,260
Written Options	(920)	–	–	(920)
Futures Contracts* Unrealized Appreciation	12,688	–	–	12,688
OTC Swaps
Total Return Swaps* Unrealized Appreciation	–	2,116,931	–	2,116,931
Unrealized Depreciation	–	(2,534,239)	–	(2,534,239)

Total Other Financial Instruments	$162,028	$(417,308)	$–	$(255,280)

* Future, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the period ended April 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS APRIL 30, 2021 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood Quality Value Fund		Westwood Total Return Fund		Westwood Quality SMidCap Fund	Westwood Quality SmallCap Fund
Assets:
Investments, at Value (Cost $123,401,390, $110,030,489, $257,975,619 and $759,369,997, respectively)	$181,164,890		$130,744,409		$312,786,476	$1,005,176,832
Receivable for Capital Shares Sold	75,030		1,365,187		798,325	1,020,488
Dividends and Interest Receivable	72,611		309,657		109,396	28,967
Receivable for Investment Securities Sold	–		–		2,428,561	–
Prepaid Expenses	26,904		35,091		47,759	68,426

Total Assets	181,339,435		132,454,344		316,170,517	1,006,294,713

Liabilities:
Payable for Investment Securities Purchased	–		81,872		5,371,790	14,491,071
Payable due to Investment Adviser	70,038		16,313		136,192	528,110
Payable for Capital Shares Redeemed	48,266		7		4,108	240,146
Payable for Transfer Agent Fees	11,681		8,997		8,378	18,582
Payable for Professional Fees	9,850		11,629		–	–
Payable for Printing Fees	8,769		3,844		9,104	14,945
Payable due to Administrator	7,262		5,099		12,239	38,385
Payable due to Trustees	2,031		1,270		3,000	8,800
Chief Compliance Officer Fees Payable	690		194		864	3,399
Payable for Distribution Fees — A Class Shares	295		3		–	299
Payable for Distribution Fees — C Class Shares	1		–		–	–
Payable for Shareholder Servicing Fees— Institutional Shares	–		–		–	129,932
Other Accrued Expenses	3,151		3,466		7,332	9,591

Total Liabilities	162,034		132,694		5,553,007	15,483,260

Net Assets	$181,177,401		$132,321,650		$310,617,510	$990,811,453

NET ASSETS CONSIST OF:

Paid-in Capital	$97,568,405		$105,885,323		$224,042,396	$717,413,371

Total distributable earnings	83,608,996		26,436,327		86,575,114	273,398,082

Net Assets	$181,177,401		$132,321,650		$310,617,510	$990,811,453

Institutional Shares

Net Assets	$180,464,999		$132,317,541		$212,059,912	$576,521,639

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	12,592,519		17,945,966		13,331,571	26,658,223

Net Asset Value, Offering and Redemption Price Per Share	$14.33		$7.37		$15.91	$21.63

A Class Shares

Net Assets	$712,201		$3,911		N/A	$1,605,964

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	49,436		531		N/A	74,352

Net Asset Value, Offering and Redemption Price Per Share	$14.41		$7.36	*	N/A	$21.60

Ultra Shares

Net Assets	N/A		N/A		$98,557,598	$412,281,377

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A		N/A		6,200,484	19,050,713

Net Asset Value, Offering and Redemption Price Per Share	N/A		N/A		$15.90	$21.64

C Class Shares

Net Assets	$201		$198		N/A	$402,473

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	14		27		N/A	18,726

Net Asset Value, Offering and Redemption Price Per Share	$14.30	*	$7.35	*	N/A	$21.49

Maximum Offering Price Per Share (A Class Shares)	$14.86		$7.59		N/A	$22.50

	($14.41/97.00%)		($7.36/97.00%)		N/A	($21.60/96.00%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Net Assets divided by Shares do not calculate to the stated NAV because Net Assets are shown rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS APRIL 30, 2021 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood Income Opportunity Fund	Westwood High Income Fund	Westwood Alternative Income Fund
Assets:
Investments, at Value (Cost $667,192,121, $77,724,649 and $132,609,091, respectively)	$814,910,807	$85,389,347	$140,700,744
Foreign Currency, at Value (Cost $-, $- and $29,754, respectively)	–	–	30,453
Purchased Options, at Value (Cost $-, $- and $337,341, respectively)	–	–	150,260
Swap Contracts, at Value (Cost $-, $- and $-, respectively)	–	–	2,116,931
Cash	–	–	973,103
Receivable for Investment Securities Sold	44,268,392	–	2,080,000
Dividends and Interest Receivable	2,283,911	726,409	710,600
Receivable for Capital Shares Sold	1,420,565	27,408	103,599
Receivable Due from Prime Broker	–	–	337,172
Cash Collateral on Swap Contracts	–	–	3,114,654
Cash Collateral on Futures Contracts	–	–	511,832
Prepaid Expenses	41,618	28,143	49,837

Total Assets	862,925,293	86,171,307	150,879,185

Liabilities:
Written Options, at Value (Premiums Received $-, $- and $39,026 respectively)	–	–	920
Swap Contracts, at Value (Premiums Received $-, $- and $- respectively)	–	–	2,534,239
Payable for Investment Securities Purchased	16,890,859	54,107	3,497,813
Payable for Capital Shares Redeemed	4,482,208	27,934	75,000
Payable due to Investment Adviser	509,330	257,828	396,005
Payable due to Administrator	34,104	3,490	12,168
Payable for Printing Fees	31,222	2,818	3,600
Payable for Transfer Agent Fees	28,179	9,243	11,458
Payable for Distribution Fees — A Class Shares	12,536	498	24
Payable for Distribution Fees — C Class Shares	3,277	–	74
Payable due to Trustees	9,776	1,006	1,496
Payable for Professional Fees	4,921	13,520	13,074
Chief Compliance Officer Fees Payable	4,249	89	286
Variation Margin Payable	–	–	422
Payable for Shareholder Servicing Fees— Institutional Shares	–	26,653	3,955
Other Accrued Expenses	30,220	6,783	11,471

Total Liabilities	22,040,881	403,969	6,562,005

Net Assets	$840,884,412	$85,767,338	$144,317,180

NET ASSETS CONSIST OF:
Paid-in Capital	$651,694,612	$91,318,275	$135,379,357
Total distributable earnings / (loss)	189,189,800	(5,550,937)	8,937,823

Net Assets	$840,884,412	$85,767,338	$144,317,180

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS APRIL 30, 2021 (Unaudited)

	Westwood Income Opportunity Fund	Westwood High Income Fund		Westwood Alternative Income Fund
Institutional Shares
Net Assets	$777,719,255	$84,922,046		$46,025,121
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	56,093,483	8,003,950		4,211,361

Net Asset Value, Offering and Redemption Price Per Share	$13.86	$10.61		$10.93

A Class Shares
Net Assets	$54,071,884	$845,110		$118,176
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,904,187	79,237		10,826

Net Asset Value, Offering and Redemption Price Per Share	$13.85	$10.67		$10.92

Ultra Shares
Net Assets	N/A	N/A		$98,024,007
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A		8,965,777

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A		$10.93

C Class Shares
Net Assets	$9,093,273	$182		$149,876
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	659,068	17		13,759

Net Asset Value, Offering and Redemption Price Per Share	$13.80	$10.67	*	$10.89

Maximum Offering Price Per Share (A Class Shares)	$14.28	$11.00		$11.26

	($13.85/97.00%)	($10.67/97.00%)		($10.92/97.00%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Net Assets divided by Shares do not calculate to the stated NAV because Net Assets are shown rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS FOR THE PERIOD ENDED APRIL 30, 2021 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood Quality Value Fund(1)	Westwood Total Return Fund	Westwood Quality SMidCap Fund(2)	Westwood Quality SmallCap Fund(3)
Investment Income
Dividends	$1,425,948	$519,794	$2,170,361	$6,474,493
Interest	–	486,449	–	–

Total Investment Income	1,425,948	1,006,243	2,170,361	6,474,493

Expenses
Investment Advisory Fees	542,382	154,020	883,407	3,162,866
Administration Fees	42,224	23,789	54,593	172,494
Trustees’ Fees	4,671	2,529	5,534	17,354
Distribution Fees - A Class	2,081	4	–	1,570
Distribution Fees - C Class	1	1	–	1,486
Chief Compliance Officer Fees	950	630	1,155	3,180
Transfer Agent Fees	33,905	26,803	25,532	72,368
Registration and Filing Fees	27,221	30,972	34,053	50,724
Professional Fees	17,263	15,727	24,531	42,605
Printing Fees	10,754	6,282	13,927	46,116
Custodian Fees	6,232	2,194	5,287	13,863
Pricing Fees	1,641	3,860	2,021	3,443
Shareholder Servicing Fees - Institutional	–	–	191,487	337,852
Other Expenses	9,136	4,979	10,036	30,243

Total Expenses	698,461	271,790	1,251,563	3,956,164

Less:
Waiver of Investment Advisory Fees	(108,629)	(92,197)	(259,829)	(576,613)
Fees Paid Indirectly	(163)	(13)	(15)	(1,756)

Net Expenses	589,669	179,580	991,719	3,377,795

Net Investment Income	836,279	826,663	1,178,642	3,096,698

Net Realized Gain on Investments	26,350,614	5,744,968	32,877,974	50,510,657
Net Realized Gain on Securities Sold Short	–	–	–	–
Net Change in Unrealized Appreciation on Investments	19,033,773	10,569,523	34,039,710	229,145,154

Net Realized and Unrealized Gain on Investments	45,384,387	16,314,491	66,917,684	279,655,811

Net Increase in Net Assets Resulting from Operations	$46,220,666	$17,141,154	$68,096,326	$282,752,509

Amounts designated as “—” are either $0 or have been rounded to $0.

(1) Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

(2) Effective March 1, 2021, Westwood SMidCap Fund was renamed as Westwood Quality SMidCap Fund.

(3) Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS FOR THE PERIOD ENDED APRIL 30, 2021 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood Income Opportunity Fund	Westwood High Income Fund	Westwood Alternative Income Fund
Investment Income
Dividends	$5,077,971	$280,097	$276
Interest	4,377,168	1,471,815	1,409,909
Less: Foreign Taxes Withheld	(18,632)	(1,550)	–

Total Investment Income	9,436,507	1,750,362	1,410,185

Expenses
Investment Advisory Fees	2,975,712	289,142	528,676
Administration Fees	184,826	19,272	59,791
Distribution Fees - A Class	64,003	648	109
Distribution Fees - C Class	31,692	–	751
Trustees’ Fees	20,151	2,107	3,006
Chief Compliance Officer Fees	3,498	559	715
Transfer Agent Fees	82,215	27,847	37,194
Printing Fees	49,374	5,297	7,691
Professional Fees	37,189	17,097	18,149
Registration and Filing Fees	33,232	26,691	38,409
Custodian Fees	17,598	2,014	8,741
Pricing Fees	6,549	5,795	5,803
Shareholder Servicing Fees - Institutional	–	–	15,281
Other Expenses	36,676	4,121	5,998

Total Expenses	3,542,715	400,590	730,314

Less:
Waiver of Investment Advisory Fees	(8,572)	(69,501)	(185,145)
Fees Paid Indirectly	(1,681)	(30)	(7)

Net Expenses	3,532,462	331,059	545,162

Net Investment Income	5,904,045	1,419,303	865,023

Net Realized Gain on Investments	39,733,952 (1)	3,128,665	16,961,335
Net Realized Gain on Futures	–	–	20,976
Net Realized Loss on Purchased and Written Options	–	–	(447,325)
Net Realized Loss on Swap Contracts	–	–	(11,913,255)
Net Realized Loss on Forward Foreign Currency Transactions	–	–	(117,901)
Net Realized Gain (Loss) on Foreign Currency Transactions	(22,934)	–	196,194
Net Change in Unrealized Appreciation on Investments	68,314,601	5,262,052	2,023,993
Net Change in Unrealized Appreciation on Futures	–	–	1,698
Net Change in Unrealized Depreciation on Purchased and Written Options	–	–	(72,371)
Net Change in Unrealized Depreciation on Swap Contracts	–	–	(2,460,186)
Net Change in Unrealized Appreciation on Foreign Currency Translation and Other Assets and Liabilities Denominated in Foreign Currencies	72	–	378
Net Change in Unrealized Appreciation on Forward Foreign Currency Contracts	–	–	9,417

Net Realized and Unrealized Gain on Investments	108,025,691	8,390,717	4,202,953

Net Increase in Net Assets Resulting from Operations	$113,929,736	$9,810,020	$5,067,976

(1) Includes realized gains as a result of an in-kind redemption (see Note 12 in the Notes to Financial Statements).

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality Value Fund(1)

	Period Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Net Investment Income	$836,279	$3,254,090
Net Realized Gain (Loss) on Investments, Futures, Purchased Options, Written Options, Swap Contracts, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	26,350,614	10,364,501
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures, Purchased Options, Written Options, Swap Contracts, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	19,033,773	(26,029,759)

Net Increase (Decrease) in Net Assets Resulting from Operations	46,220,666	(12,411,168)

Distributions:
Institutional Shares	(11,086,837)	(10,378,309)
A Class Shares	(131,278)	(599,189)
Ultra Shares	–	–
C Class Shares	(10)	–

Total Distributions	(11,218,125)	(10,977,498)

Capital Share Transactions:
Institutional Shares:
Issued	7,335,024	15,164,063
Reinvestment of Dividends	9,127,074	8,745,704
Redeemed	(43,018,668)	(53,514,148)

Increase/Decrease from Institutional Capital Share Transactions	(26,556,570)	(29,604,381)

A Class Shares:
Issued	44,431	1,001,619
Reinvestment of Dividends	131,278	599,189
Redeemed	(1,936,396)	(11,953,645)

Increase/Decrease from A Class Capital Share Transactions	(1,760,687)	(10,352,837)

Ultra Shares:
Issued	N/A	N/A
Reinvestment of Dividends	N/A	N/A
Redeemed	N/A	N/A

Increase from Ultra Capital Share Transactions	N/A	N/A

C Class Shares:
Issued	–	135
Reinvestment of Dividends	10	–
Redeemed	–	–

Increase from C Class Capital Share Transactions	10	135

Net Increase/Decrease in Net Assets from Capital Share Transactions	(28,317,247)	(39,957,083)

Total Increase (Decrease) in Net Assets	6,685,294	(63,345,749)

Net Assets:
Beginning of Period	174,492,107	237,837,856

End of Period	$181,177,401	$174,492,107

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Total Return Fund(2)		Westwood Quality SMidCap Fund(3)		Westwood Quality SmallCap Fund(4)		Westwood Income Opportunity Fund
Period Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Period Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Period Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Period Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
$826,663	$656,821	$1,178,642	$1,523,434	$3,096,698	$3,425,305	$5,904,045	$12,772,904

5,744,968	2,615,188	32,877,974	3,148,874	50,510,657	(15,101,188)	39,711,018(5)	60,950,237

10,569,523	9,276,889	34,039,710	(14,292,413)	229,145,154	(35,463,850)	68,314,673	(50,450,602)

17,141,154	12,548,898	68,096,326	(9,620,105)	282,752,509	(47,139,733)	113,929,736	23,272,539

(3,363,308)	(1,529,383)	(5,290,326)	(1,645,424)	(2,987,544)	(4,375,529)	(49,341,958)	(197,072,352)
(30)	(1)	–	–	(7,294)	(2,037)	(3,368,861)	(13,775,959)
–	–	(219,880)	(19,512,974)	(1,597,937)	–	–	–
(6)	(1)	–	–	(227)	(952)	(346,764)	(136,781)

(3,363,344)	(1,529,385)	(5,510,206)	(21,158,398)	(4,593,002)	(4,378,518)	(53,057,583)	(210,985,092)

39,344,270	79,421,093	19,998,797	31,954,522	133,656,975	202,629,773	139,397,609	185,711,678
3,360,649	1,517,467	5,269,890	21,074,422	2,615,934	3,818,988	45,280,581	179,890,923
(10,204,931)	(10,639,702)	(30,572,275)	(45,228,043)	(102,704,373)	(215,663,893)	(125,981,422)	(584,025,559)

32,499,988	70,298,858	(5,303,588)	7,800,901	33,568,536	(9,215,132)	58,696,768	(218,422,958)

3,465	131	N/A	N/A	398,471	875,296	10,934,917	16,075,524
30	1	N/A	N/A	6,782	1,646	3,099,122	12,938,429
–	–	N/A	N/A	(149,400)	(88,077)	(11,979,752)	(33,211,176)

3,495	132	N/A	N/A	255,853	788,865	2,054,287	(4,197,223)

N/A	N/A	92,951,402	2,058,537	187,276,911	154,142,870	N/A	N/A
N/A	N/A	219,880	–	1,266,260	–	N/A	N/A
N/A	N/A	(6,258,038)	–	(20,696,434)	(2,596,065)	N/A	N/A

N/A	N/A	86,913,244	2,058,537	167,846,737	151,546,805	N/A	N/A

–	135	N/A	N/A	150,063	203,955	3,997,350	4,566,451
6	1	N/A	N/A	227	952	341,770	136,689
–	–	N/A	N/A	(40,883)	(32,694)	(193,694)	(481,532)

6	136	N/A	N/A	109,407	172,213	4,145,426	4,221,608

32,503,489	70,299,126	81,609,656	9,859,438	201,780,533	143,292,751	64,896,481	(218,398,573)

46,281,299	81,318,639	144,195,776	(20,919,065)	479,940,040	91,774,500	125,768,634	(406,111,126)

86,040,351	4,721,712	166,421,734	187,340,799	510,871,413	419,096,913	715,115,778	1,121,226,904

$132,321,650	$86,040,351	$310,617,510	$166,421,734	$990,811,453	$510,871,413	$840,884,412	$715,115,778

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality Value Fund(1)

	Period Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Shares Issued and Redeemed:
Institutional Shares:
Issued	558,421	1,290,454
Reinvestment of Dividends	713,906	666,706
Redeemed	(3,282,624)	(4,427,380)

Total Institutional Transactions	(2,010,297)	(2,470,220)

A Class Shares:
Issued	3,389	77,790
Reinvestment of Dividends	10,233	45,539
Redeemed	(145,269)	(940,573)

Total A Class Transactions	(131,647)	(817,244)

Ultra Shares:
Issued	N/A	N/A
Reinvestment of Dividends	N/A	N/A
Redeemed	N/A	N/A

Total Ultra Transactions	N/A	N/A

C Class Shares:
Issued	–	13
Reinvestment of Dividends	1	–
Redeemed	–	–

Total C Class Transactions	1	13

Net Increase (Decrease) in Shares Outstanding	(2,141,943)	(3,287,451)

N/A – Not applicable

Amounts designated as “—” are $0 or rounded to $0.

(1) Effective March 1, 2021, Westwood LargeCap Value Fund was renamed as Westwood Quality Value Fund.

(2) Effective November 1, 2019, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.

(3) Effective March 1, 2021, Westwood SMidCap Fund was renamed as Westwood Quality SMidCap Fund.

(4) Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

(5) Includes realized gains as a result of an in-kind redemption (see Note 12 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Total Return Fund(2)		Westwood Quality SMidCap Fund(3)		Westwood Quality SmallCap Fund(4)		Westwood Income Opportunity Fund
Period Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Period Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Period Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Period Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

5,528,226	14,198,390	1,345,417	2,859,667	7,300,511	14,722,927	10,434,152	14,520,919
495,279	262,163	386,774	1,601,052	148,802	220,174	3,436,273	14,452,969
(1,458,381)	(1,790,419)	(2,135,223)	(3,911,745)	(5,546,244)	(14,871,436)	(9,378,962)	(43,858,109)

4,565,124	12,670,134	(403,032)	548,974	1,903,069	71,665	4,491,463	(14,884,221)

502	25	N/A	N/A	20,692	61,568	821,180	1,271,125
4	–	N/A	N/A	386	95	235,543	1,034,296
–	–	N/A	N/A	(7,704)	(6,334)	(898,350)	(2,618,384)

506	25	N/A	N/A	13,374	55,329	158,373	(312,963)

N/A	N/A	6,444,631	173,132	9,560,159	10,672,357	N/A	N/A
N/A	N/A	16,046	–	72,028	–	N/A	N/A
N/A	N/A	(433,325)	–	(1,077,461)	(176,370)	N/A	N/A

N/A	N/A	6,027,352	173,132	8,554,726	10,495,987	N/A	N/A

–	26	N/A	N/A	8,017	12,336	299,447	359,189
1	–	N/A	N/A	13	55	26,068	11,094
–	–	N/A	N/A	(2,300)	(2,427)	(14,516)	(39,381)

1	26	N/A	N/A	5,730	9,964	310,999	330,902

4,565,631	12,670,185	5,624,320	722,106	10,476,899	10,632,945	4,960,835	(14,866,282)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood High Income Fund(1)		Westwood Alternative Income Fund(2)
	Period Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Period Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:

Net Investment Income	$1,419,303	$2,453,680	$865,023	$1,205,582
Net Realized Gain (Loss) on Investments, Futures, Purchased Options, Written Options, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	3,128,665	(597,967)	4,700,024	(3,766,338)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures, Purchased Options, Written Options, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	5,262,052	2,168,666	(497,071)	8,024,431

Net Increase in Net Assets Resulting from Operations	9,810,020	4,024,379	5,067,976	5,463,675

Distributions:

Institutional Shares	(1,522,956)	(2,403,390)	(120,462)	(313,976)

A Class Shares	(9,384)	(3,049)	(286)	(48)

Ultra Shares	–	–	(281,272)	(1,543,569)

C Class Shares	(3)	(3)	(61)	–

Total Distributions	(1,532,343)	(2,406,442)	(402,081)	(1,857,593)

Capital Share Transactions:

Institutional Shares:

Issued	13,075,138	30,358,881	38,664,134	18,922,855

Reinvestment of Dividends	1,493,733	2,330,289	120,019	313,697

Redeemed	(10,794,695)	(26,562,525)	(16,283,951)	(3,841,790)

Increase from Institutional Capital Share Transactions	3,774,176	6,126,645	22,500,202	15,394,762

A Class Shares:

Issued	536,969	347,104	94,402	36,304

Reinvestment of Dividends	9,384	3,049	286	48

Redeemed	(64,655)	(75,365)	(6,441)	(9,000)

Increase from A Class Capital Share Transactions	481,698	274,788	88,247	27,352

Ultra Shares:

Issued	N/A	N/A	13,294,698	78,909,146

Reinvestment of Dividends	N/A	N/A	281,272	1,543,569

Redeemed	N/A	N/A	(5,843,173)	(28,964,782)

Increase from Ultra Capital Share Transactions	N/A	N/A	7,732,797	51,487,933

C Class Shares:

Issued	–	135	–	149,635

Reinvestment of Dividends	3	3	61	–

Redeemed	–	–	(5,400)	(4,509)

Increase/Decrease from C Class Capital Share Transactions	3	138	(5,339)	145,126

Net Increase in Net Assets from Capital Share Transactions	4,255,877	6,401,571	30,315,907	67,055,173

Total Increase in Net Assets	12,533,554	8,019,508	34,981,802	70,661,255

Net Assets:

Beginning of Period	73,233,784	65,214,276	109,335,378	38,674,123

End of Period	$85,767,338	$73,233,784	$144,317,180	$109,335,378

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Westwood High Income Fund(1)		Westwood Alternative Income Fund(2)
	Period Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020	Period Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Shares Issued and Redeemed:

Institutional Shares:

Issued	1,259,190	3,328,007	3,530,695	1,833,617

Reinvestment of Dividends	144,205	252,894	10,971	31,184

Redeemed	(1,035,335)	(2,989,678)	(1,506,184)	(383,582)

Total Institutional Transactions	368,060	591,223	2,035,482	1,481,219

A Class Shares:

Issued	51,165	35,711	8,731	3,517

Reinvestment of Dividends	898	324	26	5

Redeemed	(6,094)	(7,725)	(594)	(859)

Total A Class Transactions	45,969	28,310	8,163	2,663

Ultra Shares:

Issued	N/A	N/A	1,223,259	7,896,395

Reinvestment of Dividends	N/A	N/A	25,710	153,362

Redeemed	N/A	N/A	(534,230)	(2,876,614)

Total Ultra Transactions	N/A	N/A	714,739	5,173,143

C Class Shares:

Issued	–	17	–	14,685

Reinvestment of Dividends	–	–	6	–

Redeemed	–	–	(499)	(433)

Total C Class Transactions	–	17	(493)	14,252

Net Increase in Shares Outstanding	414,029	619,550	2,757,891	6,671,277

Amounts designated as “—” are either $0 or have been rounded to $0.

(1) Effective November 1, 2019, Westwood Short Duration High Yield Fund was renamed as Westwood High Income Fund.

(2) Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(6)

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
Westwood Quality Value Fund (A)
Institutional shares
2021f	$11.80	$0.06	$3.22	$3.28	$(0.17)	$(0.58)	$—	$(0.75)	$14.33	28.65	%†	$180,465	0.65	%*	0.77	%*	0.93	%*	46	%**
2020	13.16	0.20	(0.95)	(0.75)	(0.21)	(0.40)	—	(0.61)	11.80	(6.11	)†	172,349	0.65		0.77		1.66		52
2019	13.07	0.22	1.21	1.43	(0.19)	(1.15)	—	(1.34)	13.16	13.23		224,664	0.65		0.73		1.80		36
2018	13.10	0.20	0.62	0.82	(0.15)	(0.70)	—	(0.85)	13.07	6.30	†	213,175	0.65		0.72		1.50		49
2017	11.06	0.17	2.21	2.38	(0.13)	(0.21)	—	(0.34)	13.10	22.00	†	205,645	0.75		0.83		1.40		44
2016	11.95	0.14	0.05	0.19	(0.12)	(0.96)	—	(1.08)	11.06	2.00	†	185,171	0.79		0.86		1.29		39
A Class shares
2021f	$11.84	$0.04	$3.23	$3.27	$(0.12)	$(0.58)	$—	$(0.70)	$14.41	28.47	%†	$712	0.90	%*	1.02	%*	0.57	%*	46	%**
2020	13.20	0.18	(0.96)	(0.78)	(0.18)	(0.40)	—	(0.58)	11.84	(6.32	)†	2,143	0.90		1.00		1.43		52
2019	13.12	0.19	1.21	1.40	(0.17)	(1.15)	—	(1.32)	13.20	12.92		13,174	0.90		0.98		1.54		36
2018	13.15	0.17	0.62	0.79	(0.12)	(0.70)	—	(0.82)	13.12	6.02	†	13,183	0.90		0.97		1.25		49
2017	11.09	0.14	2.23	2.37	(0.10)	(0.21)	—	(0.31)	13.15	21.83	†	1,984	1.00		1.08		1.14		44
2016	11.98	0.12	0.04	0.16	(0.09)	(0.96)	—	(1.05)	11.09	1.74	†	1,762	1.05		1.11		1.07		39
C Class shares (commenced operations on March 31, 2020)
2021f	$11.80	$0.03	$3.22	$3.25	$(0.17)	$(0.58)	$—	$(0.75)	$14.30	28.38%		$—	1.16	%*	1.16	%*	0.44	%*	46	%**
2020	10.17	0.16	1.47	1.63	—	—	—	—	11.80	16.03		—	0.00	*(1)	0.00	*(1)	2.29	*	52	**
Westwood Total Return Fund (B)
Institutional shares
2021f	$6.43	$0.06	$1.12	$1.18	$(0.05)	$(0.19)	$—	$(0.24)	$7.37	18.73	%†	$132,318	0.35	%*	0.53	%*	1.61	%*	31	%**
2020	6.64	0.07	0.92	0.99	(0.06)	(1.14)	—	(1.20)	6.43	17.59	†	86,040	0.75		1.10		1.11		62
2019	10.46	0.12	0.53	0.65	(0.36)	(4.11)	—	(4.47)	6.64	16.55		4,722	0.75		2.13		1.76		66
2018	11.94	0.14	0.15	0.29	(0.12)	(1.65)	—	(1.77)	10.46	2.35	†	7,803	0.75		1.05		1.30		26
2017	10.73	0.16	1.35	1.51	(0.14)	(0.16)	—	(0.30)	11.94	14.24		44,778	0.78		0.99		1.40		122
2016	11.58	0.18	(0.02)	0.16	(0.17)	(0.84)	—	(1.01)	10.73	1.82		57,401	0.94		0.94		1.72		39
A Class shares (commenced operations on March 31, 2020)
2021f	$6.43	$0.04	$1.13	$1.17	$(0.05)	$(0.19)	$—	$(0.24)	$7.36	18.49	%†	$4	0.63	%*	0.82	%*	1.22	%*	31	%**
2020	5.20	0.03	1.23	1.26	(0.03)	—	—	(0.03)	6.43	24.30		—	0.01	*	0.01	*	0.90	*	62	**
C Class shares (commenced operations on March 31, 2020)
2021f	$6.43	$0.01	$1.13	$1.14	$(0.03)	$(0.19)	$—	$(0.22)	$7.35	17.99%		$—	1.41	%*	1.41	%*	0.33	%*	31	%**
2020	5.20	0.03	1.23	1.26	(0.03)	—	—	(0.03)	6.43	24.30		—	0.01	*	0.01	*	0.88	*	62	**
Westwood Quality SMidCap Fund (C)
Institutional shares
2021f	$11.97	$0.08	$4.25	$4.33	$(0.13)	$(0.26)	$—	$(0.39)	$15.91	36.75	%†	$212,060	0.88	%*	1.10	%*	1.07	%*	66	%**
2020	14.21	0.11	(0.75)	(0.64)	(0.11)	(1.49)	—	(1.60)	11.97	(5.39	)†	164,350	0.88		1.05		0.90		69
2019	15.50	0.10	0.84	0.94	(0.11)	(2.12)	—	(2.23)	14.21	9.46		187,341	0.88		1.02		0.75		56
2018	17.44	0.08	(0.11)	(0.03)	(0.04)	(1.87)	—	(1.91)	15.50	(0.33	)†	315,140	0.88		1.03		0.50		58
2017	14.74	0.07	2.84	2.91	(0.07)	(0.14)	—	(0.21)	17.44	19.83		346,913	0.97		0.97		0.40		55
2016	16.02	0.06	(0.27)	(0.21)	(0.02)	(1.05)	—	(1.07)	14.74	(1.08)		393,434	0.98		0.98		0.41		82
Ultra shares (commenced operations on July 31, 2020)
2021f	$11.96	$0.05	$4.30	$4.35	$(0.15)	$(0.26)	$—	$(0.41)	$15.90	36.90	%†	$98,558	0.68	%*	0.90	%*	0.68	%*	66	%**
2020	11.44	—	0.52	0.52	—	—	—	—	11.96	4.55	†	2,072	0.70	*	1.02	*	0.08	*	69	**
Westwood Quality SmallCap Fund (D)
Institutional shares
2021f	$14.46	$0.08	$7.21	$7.29	$(0.12)	$—	$—	$(0.12)	$21.63	50.56	%†	$576,522	0.97	%*	1.11	%*	0.80	%*	37	%**
2020	16.97	0.12	(2.45)	(2.33)	(0.12)	(0.06)	—	(0.18)	14.46	(13.90	)†	357,901	0.99		1.16		0.81		67
2019	16.76	0.11	1.10	1.21	(0.12)	(0.88)	—	(1.00)	16.97	8.65		418,949	0.99		1.11		0.66		64
2018	18.39	0.10	(0.47)	(0.37)	(0.07)	(1.19)	—	(1.26)	16.76	(2.28	)†	341,713	0.99		1.08		0.58		50
2017	14.39	0.07	4.18	4.25	(0.09)	(0.16)	—	(0.25)	18.39	29.71	†	234,321	1.10		1.10		0.42		56
2016	13.58	0.07	0.80	0.87	(0.04)	(0.02)	—	(0.06)	14.39	6.40	†	143,085	1.10		1.11		0.50		65
A Class shares (commenced operations on September 3, 2019)
2021f	$14.44	$0.07	$7.20	$7.27	$(0.11)	$—	$—	$(0.11)	$21.60	50.53	%†	$1,606	1.04	%*	1.22	%*	0.71	%*	37	%**
2020	16.99	0.08	(2.43)	(2.35)	(0.14)	(0.06)	—	(0.20)	14.44	(14.04	)†	881	1.09		1.28		0.55		67
2019	15.78	(0.02)	1.23	1.21	—	—	—	—	16.99	7.67		96	1.08	*	1.30	*	(0.90	)*	64	**
C Class shares (commenced operations on September 3, 2019)
2021f	$14.34	$(0.01)	$7.18	$7.17	$(0.02)	$—	$—	$(0.02)	$21.49	49.99	%†	$402	1.79	%*	1.97	%*	(0.08	)%*	37	%**
2020	16.98	(0.01)	(2.45)	(2.46)	(0.12)	(0.06)	—	(0.18)	14.34	(14.67	)†	186	1.84		2.02		(0.08)		67
2019	15.78	(0.04)	1.24	1.20	—	—	—	—	16.98	7.60		51	1.79	*	2.05	*	(1.67	)*	64	**
Ultra shares (commenced operations on March 31, 2020) #
2021f	$14.47	$0.08	$7.23	$7.31	$(0.14)	$—	$—	$(0.14)	$21.64	50.72	%†	$412,281	0.79	%*	0.97	%*	0.89	%*	37	%**
2020	11.72	0.05	2.70	2.75	—	—	—	—	14.47	23.46	†	151,903	0.81	*	1.10	*	0.63	*	67	**

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME		DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
Westwood Income Opportunity Fund
Institutional shares
2021f	$12.84	$0.10	$1.84	$1.94		$(0.37)	$(0.55)	$—	$(0.92)	$13.86	15.73	%†	$777,719	0.87	%*	0.87	%*	1.51	%*	33	%**
2020	15.89	0.22	0.34	0.56		(0.20)	(3.41)	—	(3.61)	12.84	4.59		662,612	0.89		0.89		1.69		111
2019	15.31	0.32	1.25	1.57		(0.36)	(0.63)	—	(0.99)	15.89	10.99		1,056,504	0.85		0.85		2.08		66
2018	15.72	0.28	(0.11)	0.17		(0.28)	(0.30)	—	(0.58)	15.31	1.04		2,408,695	0.83		0.83		1.80		42
2017	14.58	0.26	1.18	1.44		(0.23)	(0.07)	—	(0.30)	15.72	9.98		2,584,805	0.83		0.83		1.72		34
2016	14.39	0.25	0.20	0.45		(0.23)	(0.03)	—	(0.26)	14.58	3.15		2,278,599	0.84		0.84		1.74		22
A Class shares
2021f	$12.83	$0.08	$1.84	$1.92		$(0.35)	$(0.55)	$—	$(0.90)	$13.85	15.53	%†	$54,072	1.12	%*	1.12	%*	1.26	%*	33	%**
2020	15.88	0.18	0.34	0.52		(0.16)	(3.41)	—	(3.57)	12.83	4.34		48,051	1.14		1.14		1.43		111
2019	15.30	0.28	1.25	1.53		(0.32)	(0.63)	—	(0.95)	15.88	10.71		64,450	1.10		1.10		1.86		66
2018	15.71	0.24	(0.11)	0.13		(0.24)	(0.30)	—	(0.54)	15.30	0.78		74,510	1.08		1.08		1.56		42
2017	14.57	0.22	1.18	1.40		(0.19)	(0.07)	—	(0.26)	15.71	9.71		98,976	1.08		1.08		1.45		34
2016	14.37	0.21	0.21	0.42		(0.19)	(0.03)	—	(0.22)	14.57	2.96		123,030	1.09		1.09		1.49		22
C Class shares (commenced operations on September 3, 2019)
2021f	$12.79	$0.03	$1.84	$1.87		$(0.31)	$(0.55)	$—	$(0.86)	$13.80	15.16	%†	$9,093	1.87	%*	1.87	%*	0.48	%*	33	%**
2020	15.88	0.06	0.36	0.42		(0.10)	(3.41)	—	(3.51)	12.79	3.52		4,453	1.90		1.90		0.48		111
2019	15.77	0.03	0.16	0.19		(0.08)	—	—	(0.08)	15.88	1.23		273	1.90	*	1.90	*	1.11	*	66	**
Westwood High Income Fund (E)
Institutional shares
2021f	$9.55	$0.18	$1.07	$1.25		$(0.19)	$—	$—	$(0.19)	$10.61	13.16	%†	$84,922	0.80	%*	0.97	%*	3.43	%*	30	%**
2020	9.25	0.35	0.29	0.64		(0.34)	—	—	(0.34)	9.55	7.14	†	72,914	0.27		0.59		3.78		130
2019	9.12	0.41	0.15	0.56		(0.43)	—	—	(0.43)	9.25	6.25		65,168	0.80		1.05		4.48		59
2018	9.37	0.42	(0.24)	0.18		(0.43)	—	—	(0.43)	9.12	1.92	†	64,926	0.80		1.02		4.57		37
2017	9.31	0.42	0.06	0.48		(0.42)	—	—	(0.42)	9.37	5.27	†	77,595	0.80		1.01		4.51		71
2016	9.30	0.40	0.03	0.43		(0.42)	—	—	(0.42)	9.31	4.75	†	70,368	0.84		1.05		4.39		54
A Class shares
2021f	$9.60	$0.16	$1.09	$1.25		$(0.18)	$—	$—	$(0.18)	$10.67	13.07	%†	$845	1.05	%*	1.22	%*	3.16	%*	30	%**
2020	9.29	0.34	0.29	0.63		(0.32)	—	—	(0.32)	9.60	7.01	†	320	0.48		0.82		3.61		130
2019	9.15	0.39	0.14	0.53		(0.39)	—	—	(0.39)	9.29	5.93		46	1.05		1.34		4.20		59
2018	9.37	0.40	(0.23)	0.17		(0.39)	—	—	(0.39)	9.15	1.91	†	31	1.05		1.26		4.26		37
2017	9.31	0.40	0.06	0.46		(0.40)	—	—	(0.40)	9.37	5.01	†	596	1.05		1.26		4.25		71
2016	9.30	0.38	0.02	0.40		(0.39)	—	—	(0.39)	9.31	4.50	†	1,541	1.08		1.32		4.18		54
C Class shares (commenced operations on March 31, 2020)

2021f	$9.55	$0.24	$1.07	$1.31		$(0.19)	$—	$—	$(0.19)	$10.67	13.76%		$—	0.10	%*	0.10	%*	4.57	%*	30	%**
2020	8.23	0.24	1.28	1.52		(0.20)	—	—	(0.20)	9.55	18.51		—	0.02	*	0.03	*	4.46	*	130	**
Westwood Alternative Income Fund (F)
Institutional shares
2021f	$10.47	$0.07	$0.42	$0.49		$(0.03)	$—	$—	$(0.03)	$10.93	4.67	%†	$46,025	0.97	%*	1.25	%*	1.35	%*	110	%**
2020	10.25	0.18	0.46	0.64		(0.10)	(0.32)	—	(0.42)	10.47	6.44	†	22,772	0.90		1.40		1.79		137
2019	9.82	0.23	0.41	0.64		(0.21)	—	—	(0.21)	10.25	6.57		7,121	1.15	(2)	1.47		2.33		106
2018	10.12	0.18	(0.29)	(0.11)		(0.16)	—	(0.03)	(0.19)	9.82	(1.09	)†	6,193	1.22	(3)	1.62		1.85		88
2017	10.01	0.17	0.05	0.22		(0.09)	(0.02)	—	(0.11)	10.12	2.16	†	7,490	1.37	(4)	2.15		1.69		80
2016	10.11	0.22	0.13	0.35		(0.21)	(0.24)	—	(0.45)	10.01	3.62	†	2,392	1.27	(5)	3.27		2.22		99
A Class shares (commenced operations on March 31, 2020)
2021f	$10.46	$0.06	$0.43	$0.49		$(0.03)	$—	$—	$(0.03)	$10.92	4.54	%†	$118	1.14	%*	1.43	%*	1.17	%*	110	%**
2020	9.78	0.10	0.62	0.72		(0.04)	—	—	(0.04)	10.46	7.35	†	28	1.15	*	1.67	*	1.61	*	137	**
Ultra shares
2021f	$10.47	$0.08	$0.41	$0.49		$(0.03)	$—	$—	$(0.03)	$10.93	4.69	%†	$98,024	0.84	%*	1.15	%*	1.40	%*	110	%**
2020	10.25	0.19	0.46	0.65		(0.11)	(0.32)	—	(0.43)	10.47	6.54	†	86,386	0.87		1.40		1.86		137
2019	9.82	0.24	0.41	0.65		(0.22)	—	—	(0.22)	10.25	6.64		31,553	1.08	(2)	1.39		2.39		106
2018	10.13	0.19	(0.29)	(0.10)		(0.18)	—	(0.03)	(0.21)	9.82	(1.02	)†	27,312	1.12	(3)	1.52		1.96		88
2017	10.01	0.19	0.04	0.23		(0.09)	(0.02)	—	(0.11)	10.13	2.31	†	23,465	1.24	(4)	1.96		1.87		80
2016	10.11	0.22	0.14	0.36		(0.22)	(0.24)	—	(0.46)	10.01	3.73	†	4,093	1.16	(5)	3.17		2.28		99
C Class shares (commenced operations on March 31, 2020)
2021f	$10.46	$0.02	$0.41	$0.43	$	—^	$—	$—	$—	$10.89	4.15	%†	$150	1.84	%*	2.14	%*	0.40	%*	110	%**
2020	9.78	0.05	0.65	0.70		(0.02)	—	—	(0.02)	10.46	7.21	†	149	2.10	*	2.62	*	0.85	*	137	**

Amounts designated as “—” are $0 or have been rounded to $0.
f	For the six month period ended April 30, 2021 (Unaudited).
*	Annualized.
**	Not Annualized.
^	Amount represents less then $.01 per share.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

#	Class name changed from Class Y Shares to Ultra Shares, effective November 2, 2020.
(A)	Effective March 1, 2021, Westwood LargeCap Value Fund was renamed as Westwood Quality Value Fund.
(B)	Effective November 1, 2019, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.
(C)	Effective March 1, 2021, Westwood SMidCap Fund was renamed as Westwood Quality SMidCap Fund.
(D)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.
(E)	Effective November 1, 2019, Westwood Short Duration High Yield Fund was renamed as Westwood High Income Fund.
(F)	Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.
(1)

The ratio rounds to 0.00% due to the impact of the low level of average net assets. The share class is expected to run at the expense limit of 1.65% (1.73% excluding waivers) when assets are contributed.

(2)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.12% and 1.05% for Institutional Class and Ultra Class, respectively.
(3)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.15% and 1.05% for Institutional Class and Ultra Class, respectively.
(4)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.18% and 1.05% for Institutional Class and Ultra Class, respectively.
(5)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.16% and 1.05% for Institutional Class and Ultra Class, respectively.
(6)	Year ended October 31, unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 43 funds. The financial statements herein are those of the Westwood Quality Value Fund (formerly, Westwood LargeCap Value Fund), Westwood Total Return Fund, Westwood Quality SMidCap Fund (formerly, Westwood SMidCap Fund), Westwood Quality SmallCap Fund (formerly, Westwood SmallCap Fund), Westwood Income Opportunity Fund, Westwood High Income Fund and Westwood Alternative Income Fund (individually, the “Fund” and collectively the “Funds”).

Each of the Funds is classified as a “diversified” Fund under the 1940 Act. The Westwood Quality Value Fund, Westwood Quality SMidCap Fund and Westwood Quality SmallCap Fund seek long-term capital appreciation. The Westwood Income Opportunity Fund seeks long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Total Return Fund seeks to provide total return, through a combination of current income and capital appreciation, with a lower level of volatility than traditional equity-oriented strategies over a market cycle. The Westwood High Income Fund seeks to provide a high level of current income by investing in a portfolio of fixed-income securities. The Westwood Alternative Income Fund seeks to provide total return through a combination of capital appreciation and current income. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective November 2, 2020, Class Y Shares were redesignated as Ultra Class Shares. The share class name had no impact on the Funds’ operations or investment policy.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. general accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the measurement date. Participatory Notes (“P-Notes”) are valued daily by an independent pricing vendor.

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for purchased options and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Westwood Management Corp. (the “Adviser”) of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”) monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.);

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended April 30, 2021, there have been no significant changes to the Funds’ fair valuation methodologies.

Securities Sold Short — The Funds may engage in short sales (selling securities it does not own) as a part of their normal investment activities. When the Funds sell a security short, they borrow the security from a third party and sell it at the current market price. The Funds are then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Funds will either realize a profit or incur a loss from a

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Funds replace the borrowed security. Because the market price of the security sold short could increase without limit, the Funds could be subject to a theoretically unlimited loss. Upon entering into a short position, the Funds record the proceeds as a receivable from prime broker in the Statement of Assets and Liabilities and establish an offsetting liability for the securities sold under the short sale agreement.

In accordance with the terms of their prime brokerage agreement, the Funds may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as broker fees and interest on securities sold short as part of investment advisory fees in their Statement of Operations. In addition, the Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense, if applicable in their Statement of Operations.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

During the period ended April 30, 2021, the Westwood Alternative Income Fund did not engage in short sales. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Restricted Deposits held at Prime Broker, if any, on the Statement of Assets and Liabilities. As of April 30, 2021, the Westwood Alternative Income Fund did not hold any short sales positions.

The Westwood Alternative Income Fund had prime brokerage borrowings throughout the period ended April 30, 2021 as follows:

	Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid

USD	$129,575	$64,790	1.07%	$4

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended April 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2021, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Amortization of premiums and discounts is included in interest income, except for Westwood Alternative Income Fund and Westwood Total Return Fund which do not amortize conversion premiums on convertible bonds. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Return of Capital Estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency translations and other assets and liabilities denominated in foreign currencies on the Statement of Operations represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gain (loss) during the year are presented as net realized gain (loss) and net change in unrealized appreciation (depreciation) on forward foreign currency contracts on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward foreign currency contracts, refer to the Schedule of Investments.

For the period ended April 30, 2021, the average notional amount of forward currency contracts held were as follows:

Average Quarterly Notional Contracts Purchased	$3,983,584

Average Quarterly Notional Contracts Sold	$4,665,586

Futures Contracts — The Westwood Alternative Income Fund held futures contracts during the period ended April 30, 2021. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contracts.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Schedule of Investments for details regarding open futures contracts as of April 30, 2021.

As of April 30, 2021, the Westwood Alternative Income Fund had open futures contracts.

For the period ended April 30, 2021, the average notional amount of futures contracts held were as follows:

Average Quarterly Notional Balance Short	$865,063

Options Written/Purchased — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of April 30, 2021, the Westwood Alternative Income Fund had open purchased and written option positions.

For the period ended April 30, 2021, the average notional balances for purchased and written options were as follows:

Average Quarterly Notional Balance for Purchased Options	$153,243

Average Quarterly Notional Balance for Written Options	$60,485

Master Limited Partnerships (MLPs) — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing member and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Swap Contracts — The Funds are authorized to enter into swap contracts, including interest rate swap contracts, for the purposes of managing the Funds’ interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swap contracts are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared Swaps”).

Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swaps. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate and Total Return swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements, securities may be set aside as collateral by a Fund’s custodian.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of April 30, 2021, if applicable.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of April 30, 2021, the Westwood Alternative Income Fund’s swap contracts were with one counterparty.

For the period ended April 30, 2021, the average notional balances for swap contracts were as follows:

Average Quarterly Notional Balance for Swap Contracts - Payable	$107,179,506

Average Quarterly Notional Balance for Swap Contracts - Receivable	$106,879,802

Participatory Notes — The Funds may invest in participatory notes, commonly known as P-Notes. These instruments are issued by registered foreign institutional investors to investors wanting to invest in the Indian stock market without registering themselves with the market regulator. P-Notes are used to gain exposure to underlying common stocks, and can be purchased through a registered brokerage firm, who buys the India based local security and then issues the participatory note to the investor. Any dividends or capital gains from the underlying security are passed on to the investor. Since these instruments are issued by a company other than the one to which the security is linked, they carry the credit of the issuer, not that of the underlying common stock.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood Quality Value Fund, Westwood Total Return Fund, Westwood Quality SMidCap Fund and Westwood Quality SmallCap Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood Income Opportunity Fund and Westwood Alternative Income Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood High Income Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs of the Fund, including costs of printing the initial prospectus, legal, and registration fees, are being amortized to expense over a twelve month period.

Redemption Fees — The Funds retain a redemption fee of 1.00% on redemptions of capital shares held for less than 30 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Funds, if any, are reported on the Statements of Changes in Net Assets.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

3. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the period.

The Fair Value of derivative instruments as of April 30, 2021, was as follows:

	Asset Derivatives April 30, 2021 Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives April 30, 2021 Statements of Assets and Liabilities Location	Fair Value

Derivatives not accounted for as hedging instruments:
Westwood Alternative Income Fund
Interest Rate Contracts	Unrealized Gain on Futures	$12,688*	Unrealized Loss on Futures	$—
Equity Contracts	Purchased Options, at Value	150,260	Written Options, at Value	920
	Unrealized Gain on Swap Contracts	1,928,767†	Unrealized Loss on Swap Contracts	1,959,708†
Credit Contracts	Unrealized Gain on Swap Contracts	188,164†	Unrealized Loss on Swap Contracts	574,531†

Total Derivatives not accounted for as hedging instruments		$2,279,879		$2,535,159

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

†Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedule of Investments.

The effect of derivative instruments on the Statements of Operations for the period ended April 30, 2021, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Swaps	Total
Westwood Alternative Income Fund
Foreign Exchange Contracts	$(117,901)	$(1,982)	$—	$—	$—	$(119,883)
Interest Rate Contracts	—	22,958	—	—	—	22,958
Equity Contracts	—	—	(264,664)	85,670	(17,809,014)	(17,988,008)
Credit Contracts	—	—	(268,331)	—	5,895,759	5,627,428

Total	$(117,901)	$20,976	$(532,995)	$85,670	$(11,913,255)	$(12,457,505)

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Swaps	Total
Westwood Alternative Income Fund
Foreign Exchange Contracts	$9,417	$(10,990)	$—	$—	$—	$(1,573)
Interest Rate Contracts	—	12,688	—	—	—	12,688
Equity Contracts	—	—	(187,081)	38,106	(1,996,701)	(2,145,676)
Credit Contracts	—	—	76,604	—	(463,485)	(386,881)

Total	$9,417	$1,698	$(110,477)	$38,106	$(2,460,186)	$(2,521,442)

4. Offsetting Assets and Liabilities:

The Westwood Alternative Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Westwood Alternative Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Westwood Alternative Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over The Counter (“OTC”) derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is believed to be reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but generally may not be netted between futures and cleared OTC derivatives.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged for the Westwood Alternative Income Fund as of April 30, 2021:

	Financial Derivative Assets			Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
BNP Paribas	$ —	$ 1,133,224	$ 1,133,224	$ —	$(725,354)	$(725,354)	$407,870	$ —	$407,870
Deutsche Bank	—	983,707	983,707	—	(1,449,816)	(1,449,816)	(466,109)	—	(466,109)
Goldman Sachs	—	—	—	—	(359,069)	(359,069)	(359,069)	—	(359,069)

	$ —	$ 2,116,931	$ 2,116,931	$ —	$(2,534,239)	$(2,534,239)

(1) Net Exposures represents the net receivable/payable that would be due from/to the counterparty in the event of default.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Quality Value Fund, Westwood Total Return Fund, Westwood Income Opportunity Fund, Westwood Quality SmallCap Fund, Westwood High Income Fund and Westwood Alternative Income Fund have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A and Class C Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% and 1.00% of the average daily net assets of each Fund’s Class A and Class C Shares, respectively.

The Westwood Alternative Income Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood High Income Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.19% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood Quality SMidCap Fund and the Westwood Quality SmallCap Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets of the Funds’ Institutional Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the period ended April 30, 2021, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund and Westwood Alternative Income Fund incurred $191,487, $337,852, and $15,281, respectively, of shareholder servicing fees for the Institutional Shares or an effective rate of 0.20%, 0.14%, and 0.10%, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services to the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. For Westwood Quality Value Fund, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund and Westwood Income Opportunity Fund, the Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Class Expense Limitation”, “A Class Expense Limitation”, “Ultra Class Expense Limitation”, and “C Class Expense Limitation”). For Westwood Total Return Fund, Westwood High Income Fund and Westwood Alternative Income Fund, the Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding investment advisory fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Class Expense Limitation”, “A Class Expense Limitation” , “Ultra Class Expense Limitation” and the “C Class Expense Limitation”). The contractual waivers for the following Funds are in place through February 28, 2022:

	Advisory Fee	Institutional Class Expense Limitation	A Class Expense Limitation	Ultra Class Expense Limitation	C Class Expense Limitation
Westwood Quality Value Fund
	0.60%	0.65%	0.90%	N/A	1.65%
Westwood Total Return Fund
	0.50%(1)	0.05%	0.30%	N/A	1.05%
Westwood Quality SMidCap Fund
	0.75%	0.88%	N/A	0.68%	N/A
Westwood Quality SmallCap Fund
	0.85%	0.99%	1.04%	0.79%(4)	1.79%
Westwood Income Opportunity Fund
	0.75%	0.84%(5)	1.09%(5)	N/A	1.84%(5)

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Advisory Fee	Institutional Class Expense Limitation	A Class Expense Limitation	Ultra Class Expense Limitation	C Class Expense Limitation
Westwood High Income Fund
	0.38%(2)	0.29%	0.35%	N/A	1.10%
Westwood Alternative Income Fund
	0.53%(3)	0.14%	0.24%	0.00%	0.99%

(1) Prior to November 1, 2019, the Adviser was entitled to a fee for its services to the Westwood Total Return Fund of 0.70%. The Base Fee is an annual rate of 0.50%. The Index Hurdle is the Blended 60/40 S&P 500 Index/Bloomberg Barclays U.S. Aggregate Bond Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0020% of the share class’ average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.20% of the share class’ average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.30% to a maximum annual rate of 0.70%.

(2) Prior to November 1, 2019, the Adviser was entitled to a fee for its services to the Westwood High Income Fund of 0.70%. The Base Fee is an annual rate of 0.38%. The Index Hurdle is the Blended 80/20 Bloomberg Barclays U.S. Aggregate Bond Index/S&P 500 Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0032% of the share class’ average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’ average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.06% to a maximum annual rate of 0.70%.

(3) Prior to November 1, 2019, the Adviser was entitled to a fee for its services to the Westwood Alternative Income Fund of 0.85%. The Base Fee is an annual rate of 0.53%. The Index Hurdle is the FTSE 1-Month U.S. Treasury Bill Index plus 2.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0016% of the share class’ average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’ average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.21% to a maximum annual rate of 0.85%.

(4) Prior to November 2, 2020, the expense cap for Ultra Shares was 0.84%.

(5) Prior to April 22, 2021, the expense cap was 0.90% for Institutional Shares, 1.15% for A Class Shares and 1.90% for C Class Shares. The contractual fee waivers are in effect until April 30, 2022.

N/A – Not applicable.

In connection with the Adviser’s Sensible Fees™ framework, for its services to each share class of the Westwood Total Return Fund, Westwood High Income Fund and Westwood Alternative Income Fund, the Adviser is entitled to a management fee, which consists of a base fee (the “Base Fee”) and a positive or negative performance adjustment (the “Performance Adjustment”) based on whether, and to what extent, the investment performance of each share class of each Fund exceeds, or is exceeded by, the performance of an index hurdle (the “Index Hurdle”) over the 12-month period from November 1 of each year through October 31 of the following year (the “Performance Period”). For each share class of each Fund, the Base Fee and Performance Adjustment are each calculated and accrued daily based on the average daily net assets of the share class during the Performance Period. The Base Fee and Performance Adjustment for the Funds discussed above are a part of the investment advisory fees in the Statement of Operations.

The Adviser may seek reimbursement for investment advisory fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the investment advisory fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

At April 30, 2021, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses, up to the expense cap in place at the time the expenses were waived, is as follows:

Fiscal Year	Subject to Repayment until April 30:	Westwood Quality Value Fund	Westwood Total Return Fund	Westwood Quality SMidCap Fund	Westwood Quality SmallCap Fund
04/30/18- 04/30/19	2022	$164,194	$82,975	$472,388	$305,372
04/30/19- 04/30/20	2023	108,540	105,248	191,454	578,678
04/30/20- 04/30/21	2024	245,967	233,954	461,150	1,049,845

		$518,701	$422,177	$1,124,992	$1,933,895

Fiscal Year	Subject to Repayment until April 30:	Westwood Income Opportunity Fund	Westwood High Income Fund	Westwood Alternative Income Fund
04/30/18- 04/30/19	2022	$-	$146,545	$115,316
04/30/19- 04/30/20	2023	-	169,254	177,306
04/30/20- 04/30/21	2024	8,572	188,881	409,226

		$8,572	$504,680	$701,848

For Westwood Income Opportunity Fund, there are no previous waived fees for each of the three years ended April 30, 2021 and therefore, no amount are eligible for the Adviser to recapture.

8. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the period ended April 30, 2021, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood Quality Value Fund	$81,035,163	$117,282,441	$—	$—
Westwood Total Return Fund	49,583,110	29,040,918	6,521,178	2,255,553
Westwood Quality SMidCap Fund	227,798,322	149,187,739	—	—
Westwood Quality SmallCap Fund	464,454,342	262,641,798	—	—
Westwood Income Opportunity Fund	243,995,639	230,630,788	29,793,697	26,034,474
Westwood High Income Fund	25,619,539	22,336,676	795,688	1,549,117
Westwood Alternative Income Fund	117,210,251	105,396,175	2,997,188	—

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent.

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood Quality Value Fund
2020	$ 3,807,646	$ 7,169,852	$ —	$ 10,977,498
2019	5,639,464	17,591,003	—	23,230,467

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood Total Return Fund
2020	$689,986	$839,399	$—	$1,529,385
2019	330,815	2,307,240	—	2,638,055
Westwood Quality SMidCap Fund
2020	1,645,424	19,512,974	—	21,158,398
2019	3,751,484	31,638,419	—	35,389,903
Westwood Quality SmallCap Fund
2020	2,487,562	1,890,956	—	4,378,518
2019	8,026,194	12,203,825	—	20,230,019
Westwood Income Opportunity Fund
2020	11,495,565	199,489,527	—	210,985,092
2019	27,070,730	104,121,260	—	131,191,990
Westwood High Income Fund
2020	2,406,442	—	—	2,406,442
2019	2,727,952	—	—	2,727,952
Westwood Alternative Income Fund
2020	1,546,501	311,092	—	1,857,593
2019	721,434	—	—	721,434

As of October 31, 2020, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Current Year Late- Year Loss Deferral	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings/ (Accumulated Losses)
Westwood Quality Value Fund	$2,185,932	$8,668,764	$—	$—	$37,751,771	$(12)	$48,606,455
Westwood Total Return Fund	2,339,044	317,549	—	—	10,001,937	(13)	12,658,517
Westwood Quality SMidCap Fund	1,186,257	3,590,668	—	—	19,212,082	(13)	23,988,994
Westwood Quality SmallCap Fund	2,733,533	—	—	(14,307,554)	6,812,383	213	(4,761,425)
Westwood Income Opportunity Fund	17,035,668	31,060,098	—	—	80,221,883	(2)	128,317,647
Westwood High Income Fund	88,066	—	—	(16,316,331)	2,399,660	(9)	(13,828,614)
Westwood Alternative Income Fund	—	—	(1,210,811)	—	6,025,210	(542,471)	4,271,928

Other temporary differences primarily consist of straddle loss deferral.

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood Quality SmallCap Fund	$—	$14,307,554	$14,307,554
Westwood High Income Fund	2,858,564	13,457,767	16,316,331

During the period ended October 31, 2020, the Funds did not utilize capital loss carryforwards to offset capital gains.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales, constructive dividend income and partnership adjustments.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at April 30, 2021, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Westwood Quality Value Fund	$123,401,390	$57,854,388	$(90,888)	$57,763,500
Westwood Total Return Fund	110,030,489	21,341,273	(627,353)	20,713,920
Westwood Quality SMidCap Fund	257,975,619	56,890,994	(2,080,137)	54,810,857
Westwood Quality SmallCap Fund	759,369,997	249,799,662	(3,992,827)	245,806,835
Westwood Income Opportunity Fund	667,192,121	151,234,895	(3,516,209)	147,718,686
Westwood High Income Fund	77,724,649	8,364,922	(700,224)	7,664,698
Westwood Alternative Income Fund	132,609,091	10,515,032	(2,423,379)	8,091,653

10. Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

The Westwood High Income Fund invests substantially all of its assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At April 30, 2021, the net assets of the Westwood Alternative Income Fund was substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Westwood Alternative Income Fund invests in short sales. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

The Westwood Alternative Income Fund invests all of its net assets in convertible securities. A convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The Westwood Alternative Income Fund invests in securities that are subject to derivatives risk. Derivatives risk means that the Fund’s use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obliga-

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

tions. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index.

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. In-Kind Transactions:

During the period ended April 30, 2021, the Westwood Income Opportunity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of the transaction.

	Transaction Date	Shares Redeemed	Securities at Value	Cash	Realized Gain
Westwood Income Opportunity Fund	04/20/2021	$1,578,769	$20,162,864	$1,403,118	$2,878,054

13. Other:

At April 30, 2021, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood Quality Value Fund, Institutional Shares	3	56%
Westwood Quality Value Fund, A Class Shares	3	63%
Westwood Quality Value Fund, C Class Shares	1	100%
Westwood Total Return Fund, Institutional Shares	1	92%
Westwood Total Return Fund, A Class Shares	1	95%
Westwood Total Return Fund, C Class Shares	1	100%
Westwood Quality SMidCap Fund, Institutional Shares	3	84%
Westwood Quality SMidCap Fund, Ultra Shares	1	91%
Westwood Quality SmallCap Fund, Institutional Shares	1	43%
Westwood Quality SmallCap Fund, A Class Shares	3	81%
Westwood Quality SmallCap Fund, C Class Shares	3	71%
Westwood Quality SmallCap Fund, Ultra Shares	3	59%
Westwood Income Opportunity Fund, Institutional Shares	2	35%
Westwood Income Opportunity Fund, A Class Shares	2	44%
Westwood Income Opportunity Fund, C Class Shares	1	70%
Westwood High Income Fund, Institutional Class Shares	1	89%
Westwood High Income Fund, A Class Shares	2	86%
Westwood High Income Fund, C Class Shares	1	100%
Westwood Alternative Income Fund, Institutional Shares	4	93%
Westwood Alternative Income Fund, Ultra Shares	1	100%
Westwood Alternative Income Fund, A Class Shares	4	100%
Westwood Alternative Income Fund, C Class Shares	1	100%

14. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of April 30, 2021.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2020 - April 30, 2021).

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Beginning Account Value 11/1/20	Ending Account Value 4/30/21	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood Quality Value Fund, Institutional Shares	$1,000.00	$1,286.50	0.65%	$3.69
Westwood Quality Value Fund, A Class Shares	1,000.00	1,284.70	0.90	5.10
Westwood Quality Value Fund, C Class Shares	1,000.00	1,283.80	1.16	6.57
Westwood Total Return Fund, Institutional Shares	1,000.00	1,187.30	0.35	1.90
Westwood Total Return Fund, A Class Shares	1,000.00	1,184.90	0.63	3.41
Westwood Total Return Fund, C Class Shares	1,000.00	1,179.90	1.41	7.62
Westwood Quality SMidCap Fund, Institutional Shares	1,000.00	1,367.50	0.88	5.17
Westwood Quality SMidCap Fund, Ultra Shares	1,000.00	1,369.00	0.68	3.99
Westwood Quality SmallCap Fund, Institutional Shares	1,000.00	1,505.60	0.97	6.03
Westwood Quality SmallCap Fund, A Class Shares	1,000.00	1,505.30	1.04	6.46
Westwood Quality SmallCap Fund, C Class Shares	1,000.00	1,499.90	1.79	11.10
Westwood Quality SmallCap Fund, Ultra Shares	1,000.00	1,507.20	0.79	4.91
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,157.30	0.87	4.65
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,155.30	1.12	5.99
Westwood Income Opportunity Fund, C Class Shares	1,000.00	1,151.60	1.87	9.98
Westwood High Income Fund, Institutional Shares	1,000.00	1,131.60	0.80	4.23
Westwood High Income Fund, A Class Shares	1,000.00	1,130.70	1.05	5.55
Westwood High Income Fund, C Class Shares	1,000.00	1,137.60	0.10	0.53
Westwood Alternative Income Fund, Institutional Shares	1,000.00	1,046.70	0.97	4.92
Westwood Alternative Income Fund, A Class Shares	1,000.00	1,045.40	1.14	5.78
Westwood Alternative Income Fund, Ultra Shares	1,000.00	1,046.90	0.84	4.26
Westwood Alternative Income Fund, C Class Shares	1,000.00	1,041.50	1.84	9.31
Hypothetical 5% Return
Westwood Quality Value Fund, Institutional Shares	$1,000.00	$1,021.57	0.65%	$ 3.26
Westwood Quality Value Fund, A Class Shares	1,000.00	1,020.33	0.90	4.51
Westwood Quality Value Fund, C Class Shares	1,000.00	1,019.04	1.16	5.81
Westwood Total Return Fund, Institutional Shares	1,000.00	1,023.06	0.35	1.76
Westwood Total Return Fund, A Class Shares	1,000.00	1,021.67	0.63	3.16
Westwood Total Return Fund, C Class Shares	1,000.00	1,017.80	1.41	7.05
Westwood Quality SMidCap Fund, Institutional Shares	1,000.00	1,020.43	0.88	4.41
Westwood Quality SMidCap Fund, Ultra Shares	1,000.00	1,021.42	0.68	3.41
Westwood Quality SmallCap Fund, Institutional Shares	1,000.00	1,019.98	0.97	4.86
Westwood Quality SmallCap Fund, A Class Shares	1,000.00	1,019.64	1.04	5.21
Westwood Quality SmallCap Fund, C Class Shares	1,000.00	1,015.92	1.79	8.95
Westwood Quality SmallCap Fund, Ultra Shares	1,000.00	1,020.88	0.79	3.96
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,020.48	0.87	4.36
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,019.24	1.12	5.61
Westwood Income Opportunity Fund, C Class Shares	1,000.00	1,015.52	1.87	9.35
Westwood High Income Fund, Institutional Shares	1,000.00	1,020.83	0.80	4.01
Westwood High Income Fund, A Class Shares	1,000.00	1,019.59	1.05	5.26
Westwood High Income Fund, C Class Shares	1,000.00	1,024.30	0.10	0.50
Westwood Alternative Income Fund, Institutional Shares	1,000.00	1,019.98	0.97	4.86
Westwood Alternative Income Fund, A Class Shares	1,000.00	1,019.14	1.14	5.71
Westwood Alternative Income Fund, Ultra Shares	1,000.00	1,020.63	0.84	4.21
Westwood Alternative Income Fund, C Class Shares	1,000.00	1,015.67	1.84	9.20

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, TX 75201

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

WHG-SA-001-1600

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.    Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2021

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: July 9, 2021